CONFIDENTIAL TREATMENT REQUESTED
Confidential portions of this document have been redacted and have been separately filed with the Securities and Exchange Commission
EXECUTION COPY

Exhibit 10.1

SUPPLY, DISTRIBUTION AND RELATED SERVICES AGREEMENT

THIS SUPPLY, DISTRIBUTION AND RELATED SERVICES AGREEMENT (the “Agreement”) is made as of May 29, 2011 between THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC., a Maryland corporation with principal offices located at 2 Paragon Drive, Montvale, New Jersey 07645 (and its current and future subsidiaries and affiliates) (collectively, “A&P”) and C&S WHOLESALE GROCERS, INC., a Vermont corporation with principal offices located at 7 Corporate Drive, Keene, New Hampshire 03431 (“C&S” and together with A&P, the “Parties”).

W I T N E S S E T H:

WHEREAS, C&S operates warehouse and distribution centers, performs procurement and wholesale supply services, and provides transportation-related services to its customers; and

WHEREAS, A&P has agreed to retain C&S to provide A&P certain warehousing and distribution services, transportation services and certain wholesale supply services, on the conditions set forth in this Agreement.

WHEREAS, on December 12, 2010, A&P and certain of its subsidiaries (each a “Debtor” and, collectively, the “Debtors”) commenced chapter 11 cases by filing voluntary petitions for relief under chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York, White Plains Division (the “Bankruptcy Court”), which cases are currently pending (collectively, the “Bankruptcy Cases”).

NOW, THEREFORE, in consideration of the mutual covenants and obligations hereinafter set forth, the Parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE 1
PRELIMINARY MATTERS

1.1
Effective Date.  The “Effective Date” shall mean 12:01 a.m. May 29, 2011, understanding that the Debtors will seek, as soon as practicable, entry of, one or more orders entered by the Bankruptcy Court authorizing the Debtors’ entry into and performance of this Agreement, which orders shall be in form and substance reasonably satisfactory to each Party (collectively, the “Bankruptcy Court Orders”); provided, however, that the Effective Date shall be deemed to have never occurred if the Bankruptcy Court does not enter the Bankruptcy Court Orders.  Neither Party shall revoke its execution and delivery of this Agreement, or otherwise seek to amend any of the terms and conditions hereof, pending issuance of the Bankruptcy Court Orders.

1.2
Prior Agreements. As of May 29, 2011, C&S and A&P are parties to that certain Warehousing, Distribution and Related Services Agreement dated March 7, 2008 (the “Prior C&S Agreement”) and that certain Interim Transportation Services Agreement dated February 6, 2011 (the “Interim Agreement,” which together with the Prior C&S Agreement and all amendments, modifications or letter agreements related thereto shall be referred to as the “Prior Agreements”).

(a)
On the Effective Date, this Agreement shall replace and supersede the Prior Agreements in all respects, the Prior Agreements shall be terminated and no longer in effect, and the parties shall thereupon have no further obligation to each other thereunder, as of the Effective Date, except that the parties shall diligently and in good faith work with each other to conduct a final reconciliation under the Prior C&S Agreement for all applicable transactions for the period commencing September 26, 2011 through the date immediately preceding the Effective Date (the “Reconciliation Period”).  For the Reconciliation Period, ****, and Services Fees (all as defined in the Prior C&S Agreement) will be the budgeted amounts **** will be trued up to actual costs.  The Parties agree to use commercially reasonable efforts to complete the final reconciliation contemplated hereunder not later than the date on which the Bankruptcy Court enters the Bankruptcy Court Orders.

(b)
This Agreement is a single agreement separately bargained for by and between the parties, separate and distinct from any and all other agreements and dealings between the Parties, and the Prior Agreements shall in no event constitute parol evidence or otherwise be instructive in the construction of this Agreement;  nor shall the execution of this Agreement be parol evidence or otherwise instructive on the interpretation or application of the Prior Agreements.  Similarly, the parties’ respective performance under the Prior Agreements shall in no way constitute past practice or otherwise be informative of the way any provision in this Agreement should be interpreted, construed or applied.

1.3
Performance Standards.  Collectively, the Warehousing Services, the Transportation Services, and the Procurement and Purchasing Services (all defined below) shall be referred to as the “Services”. The Services shall be performed in accordance with the operating procedures set forth in Exhibit “B” to this Agreement (the “Service Specifications”) and the targeted performance levels set forth in Exhibit “C” to this Agreement (the “Key Performance Measures”).  The Service Specifications and Key Performance Measures are incorporated herewith and made a part of this Agreement.  The Warehousing Services Standards (defined in Section 2.4 below), the Transportation Services Standards (defined in Section 3.2, below) and the Procurement and Purchasing Standards (defined in Section 4.3, below) shall be collectively referred to as the “Performance Standards”.

1.4	Prepetition Claims. Claims against the Debtor arising under the Prior C&S Agreement shall be dealt with as follows:

(a)  C&S shall have an allowed claim in the amount of $15.1 million on account of merchandise supplied and services performed with respect to periods arising before the Petition Date (the "C&S Liquidated Claim").  Upon entry of the Bankruptcy Court Orders, C&S shall apply the $12.2 million of cash in its possession in respect of amounts owed to the Debtors as of the Petition Date under the Prior C&S Agreement to the satisfaction of the C&S Liquidated Claim.  The balance of the C&S Liquidated Claim, in the amount of $2.9 million shall constitute an allowed 503(b)(9) claim and be paid in full in cash on the effective date of a chapter 11 plan for A&P.

(b) C&S hereby agrees to waive any claim for damages resulting from the rejection of the Prior C&S Agreement (the “Prepetition Rejection Damages Claim”);

provided, however, that if the Reorganization Plan Effective Date does not occur prior to the termination of this Agreement for any reason such waiver shall be null and void ab initio and the C&S Prior Agreement shall be deemed to have been rejected as of such termination date.  In such event, the Parties’ rights are fully reserved in all respects including, but without limitation, those rights regarding the validity, amount and allowance of any such Prepetition Rejection Damages Claim.

(c)
C&S and A&P agree to waive all other claims not described in subsections (a) or (b) above against the other Party that arose on or before December 12, 2010, except for i) claims resulting from the reconciliation under Section 1.2(a) above (including claims relating to gainshare amounts accruing during the Reconciliation Period), with respect to which all parties reserve all rights, claims and defenses; ii) claims related to avoidance actions or preference payments, provided that A&P expressly waives any and all avoidance actions or preference claims with respect to the settlement of the C&S Liquidated Claim set forth in Section 1.4(a); and iii) third party claims that have not been asserted prior to the execution of this Agreement and for which one Party would be entitled to indemnification from the other under the Prior C&S Agreement.

ARTICLE 2
WAREHOUSING SERVICES

2.1
Warehousing and Logistics Services.  During the Term of this Agreement, C&S shall provide to A&P comprehensive managed warehousing and logistics services with respect to the Merchandise (as defined in Article 4 below) distributed to the A&P Stores (defined in Section 4.4, below), all on the terms and conditions set forth in this Agreement (the “Warehousing Services”), including but not limited to: the daily operation and maintenance of the C&S Facilities; handling and confirming receipt of inbound orders; loading and unloading; storage; selection; pallet building; case labelling (where applicable); providing off-site resources for logistics management or analytical services; processing claims for recovery of lost or damaged Merchandise, as applicable; providing trained, skilled personnel; providing reverse logistics services including, but not limited to, the loading, unloading and handling of Merchandise and materials associated with A&P’s product reclamation, pallets, totes, cardboard bales and plastic recyclables programs; and interfacing with A&P personnel, all in accordance with the Performance Standards.

2.2
Exclusivity.  Except as may be otherwise stated in this Agreement, A&P agrees that for the Term of this Agreement it shall not contract with any third party other than C&S for the rendering of the Warehousing Services; provided, A&P may perform the Warehousing Services (from facilities other than the C&S Facilities) on its own account or may contract with a third party to perform the Warehousing Services by providing C&S with prior written notice of A&P’s intent to source such Merchandise in the event C&S has failed, or where A&P has a reasonable basis (based on objective information) to believe that C&S will fail, to meet the Targeted Service Level for any Contract Week for any C&S Facility or for any Product Category within a C&S Facility.  In the event A&P exercises its rights under the preceding sentence, A&P agrees to perform or contract for only such scope and duration of Warehousing Services as are necessary to mitigate

C&S’s actual or anticipated failure to meet the Targeted Service Level as abovedescribed.

2.3
C&S Facilities.  Commencing on the Effective Date, C&S shall perform all Warehousing Services and Transportation Services hereunder (with the exception of Warehousing Services at the Edison GMDC Facility, which shall be performed by A&P) from the warehouse and/or distribution centers that are owned or leased by C&S and set forth on Exhibit “A” hereto (the “C&S Facilities”).  Exhibit “A” also lists each of the A&P Stores (defined in Section 4.4, below) for which each C&S Facility serves as the shipping origin as of the Effective Date. The parties agree that C&S may change the shipping origin for any A&P Store (including by shipping A&P Stores from distribution centers that are not listed on Exhibit “A”), provided that C&S will provide not less than thirty (30) days’ prior written notice to A&P of such change and that such change shall not:  a) result in an increase in the **** or **** charged to A&P hereunder;  b) result in an increased fuel surcharge charged to A&P due to increased consumption of fuel; nor c) materially impact C&S’s ability to perform the Services in accordance with the  Performance Standards.  In the event C&S changes the shipping origin for a group of A&P Stores or unilaterally takes such other action which has the effect of increasing the routed miles for such A&P Stores or otherwise increases the Transportation Costs (e.g. incremental toll, tariffs and government levies), and A&P has not specifically consented in writing to assume such incremental Transportation Costs, C&S will hold A&P cost neutral with respect to such incremental Transportation Costs. For example, with respect to fuel expense C&S will calculate the fuel surcharge with respect to such A&P Stores as if the change of shipping origin had not occurred; provided, however, that if the change in shipping origin is at the request of A&P, the fuel surcharge adjustment set forth in this sentence shall not apply.

2.4
Warehousing Services Standards.  In addition to complying with the Services Specifications and Key Performance Measures and the representations set forth in Section 4.6 of this Agreement, C&S covenants and agrees to perform the Warehousing Services and to maintain and operate the C&S Facilities (including the cleanliness thereof) with the degree of care, skill and diligence consistent with an experienced, reputable warehouseman operating a warehouse and distribution service network for the Product Categories.

2.5	C&S Covenants. In addition to any of its other obligations as set out in this Agreement, C&S covenants and agrees that during the Term it will:

(a)	take all necessary and desirable steps and precautions to protect Merchandise from weather, water, theft, vandalism and all other reasonably foreseeable hazards and damages;

(b)
comply with all federal, state and municipal governmental laws, rules, regulations, by-laws, zoning legislation, guidelines, ordinances, orders of any governmental body, and any other restrictions, covenants and other limitations (including, without limit, those in respect of environmental and health and safety matters) applicable to the occupation and operation of the C&S Facilities and the performance of the Warehousing Services and to otherwise comply with the terms and conditions of this Agreement.  C&S shall keep in full force and effect all licenses, registrations and other qualifications imposed by any applicable governmental authorities necessary to occupy and operate the C&S Facilities,

****Confidential material redacted and filed separately with the Securities and Exchange Commission.

and to provide the Warehousing Services and to otherwise fulfill the terms and conditions of this Agreement;

(c)
except as otherwise instructed by A&P, not place any Merchandise in proximity to any other products or any material that is or may be noxious, flammable, hazardous or whose characteristics may adversely affect the quality, fitness or intended purpose, merchantability and other characteristics of the Merchandise or otherwise cause in any manner whatsoever Merchandise to be adulterated or deteriorate; and

(d)
maintain all of the C&S Facilities and equipment utilized in the performance of the Services in good working order and promptly (or as soon as practicable in the case of refrigeration equipment) repair and/or replace any equipment that may prevent or hinder C&S’s ability to provide the Services in accordance with the terms and conditions of this Agreement.

2.6
Accounts Receivables Deductions.  The Parties agree that throughout the Term of this Agreement, A&P shall not contract with any third party for the performance of, and C&S will be the exclusive provider of, processing and collection services on A&P’s behalf with respect to A&P’s deductions for all accounts receivable amounts that are due A&P **** shall be referred to as the “A/R Deductions”) **** Where practicable, **** Such amounts shall be credited or paid in accordance with Article 5 below.

****Confidential material redacted and filed separately with the Securities and Exchange Commission.

2.7	Other Services.

(a)
Coupon Processing.  The parties agree that for the Term of this Agreement, A&P will not perform on its own behalf or contract with any third party other than C&S for, and C&S will be A&P’s exclusive provider of, manufacturer paper coupon processing services with respect to all of the A&P Stores. Each Wednesday A&P will provide C&S with an electronic report which designates the prior week’s aggregate coupon submissions on a store-by-store basis (the “Coupon Report”). On the Monday following receipt of the Coupon Report (or next business day that banks are open),**** On the Tuesday following C&S’s receipt of the coupon validation report **** On such Tuesday, **** On the third Tuesday following the end of each Fiscal Accounting Period, **** Notwithstanding the foregoing, the parties agree that in the event ****.

(b)
Reclamation.    C&S agrees that throughout the Term of this Agreement A&P will not perform on its own behalf or contract with any third party for the performance of, and C&S will be A&P’s exclusive provider of,  reclamation services (the “Reclamation Services”) with respect to all damaged, discontinued or unsaleable Merchandise located at the A&P Stores in accordance with the terms and conditions set forth in Schedule 2.7(b)  hereto.

****Confidential material redacted and filed separately with the Securities and Exchange Commission.

2.8  Variable Warehouse Upcharge.  As consideration for performing the Warehousing Services hereunder, A&P shall pay to C&S an amount (the “Variable Warehouse Upcharge”) equal to A&P’s dollar purchases of Merchandise from C&S (calculated on ****, defined below) for each of the following Product Categories, multiplied by such Product Category’s corresponding Variable Warehouse Upcharge, as stated below:

Product Category	Variable Warehouse Upcharge
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****

Notwithstanding the foregoing, **** contingent solely upon **** and continuing through the balance of the Term of this Agreement, the Variable Warehouse Upcharge **** as stated above ****. The parties agree that C&S ****.  In the event ****.

The Variable Warehouse Upcharges assume ****:  By way of example and for demonstration purposes only, **** will be treated as follows:

****Confidential material redacted and filed separately with the Securities and Exchange Commission.

EXAMPLE A
	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****

EXAMPLE B
	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****

2.9	Fixed Warehouse Charge.

(a)  As additional consideration for performing the Warehousing Services hereunder, A&P shall pay to C&S a fixed amount (the “Fixed Warehouse Charge”) equal to **** per Contract Year (or prorated for any portion thereof), which is allocated across Product Category Groups as indicated in the below table.  The Product Category Groups shall be four (4) in number and consist of: ****.  **** Notwithstanding the foregoing, **** and continuing through the balance of the Term of this Agreement, the Fixed Warehouse Charge **** .

Product Category Group	**** Allocation of Fixed Warehouse Charge
****	****

****Confidential material redacted and filed separately with the Securities and Exchange Commission.

****	****
****	****
****	****

(b)
For each week between the Effective Date and the earlier of (x) the Reorganization Plan Effective Date or (y) the Effective Date of Termination, A&P shall pay an additional weekly fixed amount as set forth on Schedule 2.9 hereof (the “Interim Fixed Warehouse Charge”).

2.10
 Payment.  Together, the Variable Warehouse Upcharge, the Fixed Warehouse Charge and the Interim Fixed Warehouse Charge shall be referred to as the Warehousing Costs.  The Warehousing Costs shall be payable to C&S in accordance with Article 5 hereof.

2.11 Adjustments to Fixed and Variable Charges Due to Volume Changes.  To the extent A&P’s actual purchase volume of Merchandise **** in any Contract Year after the Reorganization Plan Effective Date increases or decreases by more than **** from A&P’s purchase volume of ****, the Parties will negotiate in good faith an appropriate adjustment to the Fixed and Variable Warehouse Charges set forth in Sections 2.8 and 2.9 above, and Fixed and Variable Transportation Charges set forth in Sections 3.9 and 3.10 below.  Volume decreases that result from **** shall not be included in the calculation of a purchase volume decline for purposes of this Section 2.11. Variable Upcharge and Fixed Charge adjustments will be based on **** and taking into account **** Costs increase adjustments will be based on **** in connection with such volume changes.

2.12 CPI Adjustment.  Upon the **** anniversary of the Reorganization Plan Effective Date (the “Adjustment Date”), **** will be adjusted by a percentage equal to **** “CPI” shall mean the non-seasonally adjusted Northeast Urban Average All Items Consumer Price Index for all Urban Consumers (1982-1984 = 100) as available from the Bureau of Labor Statistics of the United States Department of Labor, or any successor index. For purposes of calculating the average CPI **** the Parties shall use the CPI **** By way of example only, ****.

****Confidential material redacted and filed separately with the Securities and Exchange Commission.

ARTICLE 3
TRANSPORTATION SERVICES

3.1
General.  During the Term of this Agreement, C&S shall provide comprehensive managed transportation services for the benefit of the A&P Stores.  C&S shall be responsible for the design, development and implementation of the transportation activities, including, but not limited to, the independent oversight and management of the inbound transportation of Merchandise to the C&S Facilities and/or the A&P Stores and the routing and overall management of outbound transportation and delivery of Merchandise from the C&S Facilities to the A&P Stores (the “Transportation Services”).  C&S shall arrange, through the hiring of reputable contract carriers, for the provision of Transportation Services, including such accessorial and special services that may relate to Transportation Services and may be requested by A&P, and to adhere to, and to cause its contract carriers to adhere to, the standards of service, delivery specifications, and other service requirements as may be set forth in the Service Specifications.  C&S acknowledges and agrees that it will be responsible to A&P for the performance of the Transportation Services by such contract carriers.  For the purposes of this Article 3, any reference to C&S shall also be deemed a reference to any contract carrier hired by C&S in performance of the Transportation Services.  A&P agrees that it shall provide C&S and/or its contract carrier suitable office space and telephone/Internet connectivity to operate an administrative office in or adjacent to the Edison GMDC facility at no additional cost to C&S.

3.2
Transportation Services Standards.  In addition to complying with the Services Specifications and Key Performance Measures and the representations set forth in Section 4.6 of this Agreement, C&S covenants and agrees to perform the Transportation Services with the degree of care, skill and diligence consistent with an experienced, reputable third party carrier performing trucking and related transportation services for the Product Categories.

3.3
A&P Right to Assume Transportation Services.   The Parties agree that, in its sole and exclusive discretion, A&P may elect, upon **** days prior written notice to C&S, to assume exclusive responsibility for, or to contract with any third party to manage, all or any of the Transportation Services, provided that:  a) A&P shall be responsible for (i) assuming from C&S such tractors, trailers or other similar assets or equipment owned or leased by C&S that were utilized by C&S in performing the Transportation Services and that C&S certifies will no longer be utilized elsewhere in C&S’s business once A&P assumes the Transportation Services (or portion thereof), giving due consideration to the ordinary and customary requirements of C&S’s business; (ii) paying reasonable severance and shut-down expenses, if any, related to the termination of any or all of the Transportation Services;  and (iii) paying to C&S the ****;  and b) the parties shall in good faith negotiate an adjustment to the Fixed Transportation Charge and Variable Transportation Charge provided for in Sections 3.9 and 3.10 below, to take effect upon A&P’s assumption of all or any of the Transportation Services.  The adjustment of the Fixed and Variable Transportation Charges will reflect the C&S’s reasonable costs of operating a customer pick-up operation which may include, but shall not be limited to, the costs of performing scheduling services, yard work, dispatch and administrative services, but only to the extent that C&S is required to perform these services in connection with A&P’s assumption of all or any portion of the Transportation Services.  C&S agrees that upon receipt of written notice of A&P’s intent to assume Transportation Services hereunder it will use commercially reasonable efforts to dispose of the assets and equipment referred to in the first sentence of this Section 3.3 (to the extent such equipment is not needed by A&P or its designee), to re-deploy employees (or to cause its third-party carriers to re-deploy employees)

****Confidential material redacted and filed separately with the Securities and Exchange Commission.

and take other action to minimize severance costs and to otherwise mitigate the costs and obligations to be assumed by A&P upon exercise of its rights under this Section 3.3.

3.4
Title to Merchandise.  Title to and risk of loss to all Merchandise shall remain with C&S until such time as the Merchandise is delivered to A&P.  For the purposes of this Section, “delivery” shall be deemed to have occurred when the Merchandise arrives at the A&P Store and is unloaded from the trailer utilized by C&S.  Delivery shall be evidenced by route manifests maintained by C&S and countersigned by A&P.  However, if A&P directs that a trailer containing Merchandise be parked at an A&P Store drop area designated by A&P for later unloading, delivery will be deemed to have occurred when the trailer is parked as directed by A&P.  If A&P performs, or makes arrangements with contract carriers to perform the Transportation Services, or in the event A&P elects to have Merchandise picked up at C&S Facilities for any reason,  delivery will be deemed to have occurred at such time as the trailer containing Merchandise is sealed at the applicable shipping Facility.  The parties shall, respectively, be fully liable for loss of, theft of, destruction or damage to, any and all Merchandise while in its care, custody and/or control.

3.5
Transportation Covenants.  C&S shall cause its contract carriers to, comply with, and to ensure compliance with, all applicable material federal, state and local laws and regulations of the respective regulatory bodies having jurisdiction over the rendering of the Transportation Services (collectively, the “Transportation Laws”) including, but not limited to, such Transportation Laws governing the ownership, operation and use of vehicles to be used by C&S in connection with its performance hereunder.  C&S agrees to ensure that all drivers are properly licensed in accordance with applicable Transportation Laws and that all drivers are thoroughly familiar with the equipment and operations of any vehicles and operate each vehicle in a safe and workmanlike manner.  Without limiting the foregoing, C&S shall pay any and all fees, taxes, assessments, fines, penalties and other amounts payable in respect of C&S’s compliance (or non-compliance) with Transportation Laws directly related to the Transportation Services, maintain all books and records, display all identifying symbols showing C&S’s carrier classification, and maintain all workman’s compensation and liability insurance or other protection as required by the Transportation Laws and/or otherwise related to performance of the Transportation Services.

3.6
Licenses and Permits.  C&S will ensure that its contract carriers have obtained, and will maintain in full force and effect during the Term, all permits, licenses and authorizations required by the Transportation Laws or otherwise necessary or appropriate for it to carry out the Transportation Services under the Agreement.  Without limiting the generality of the foregoing, C&S will use contract carriers that hold valid and effective permits as a highway carrier from the Departments of Transportation (or the relevant analogs thereto) in all applicable jurisdictions, and has and will maintain in full force and effect at all times during the term hereof all other permits, licenses, certifications and other authorizations from said Departments and any other federal or state agencies having jurisdiction over the Transportation Services.

3.7
Equipment.  C&S shall, and shall cause its contract carriers to, maintain all vehicles and other equipment used in connection with the Transportation Services in good and safe condition, both as to operation and appearance, and shall perform in accordance with applicable Transportation Laws with respect to the maintenance and operation of such vehicles and other equipment.

3.8
A&P Store Requirements.  C&S will cause its contract carriers to comply with commercially reasonable direction provided by A&P with respect to any real estate lease for any A&P Store that is applicable to the Transportation Services, as communicated by A&P (it being understood that C&S shall not be liable for A&P’s compliance with the terms of any real estate lease, but shall only be responsible for fulfilling its obligations under this Agreement).

3.9
Variable Transportation Upcharge.  As consideration for performing the Transportation Services hereunder, A&P shall pay to C&S an amount (the “Variable Transportation Upcharge”) equal to **** (calculated on **** defined below) for each of the following Product Categories, multiplied by its corresponding Variable Transportation Upcharge, as stated below:

Product Category	Variable Transportation Upcharge

****	****
****	****

****	****
****	****
****	****

****	****
****	****

****
****	****
****	****
****	****
****	****
****	****
****	****
****	****

****
****	****
****	****
****	****
****	****
****	****
****	****
****	****

****

In the event ****.

3.10
Fixed Transportation Charge.  As additional consideration for performing the Transportation Services hereunder, A&P shall pay to C&S **** (the “Fixed Transportation Charge”) ****.  Where applicable, the Fixed Transportation Charge is subject to adjustment in accordance with Section 2.11 above. Together, the Variable Transportation Upcharge and the Fixed Transportation Charge shall be referred to as the Transportation Costs.

The Transportation Costs shall be payable to C&S in accordance with Article 5 hereof.

3.11
Transportation Start-Up Costs.  As additional consideration for performing the Transportation Services hereunder, A&P shall pay to C&S **** (the “Weekly Transportation Start-Up Charge”), **** of the Term of this Agreement. **** then A&P shall pay to C&S an amount **** equal to the Weekly Transportation Start up Charge ****.  The Weekly Transportation Start-Up Charge shall be billed in accordance with Article 5.

3.12	****.

3.13
Weekly Fuel Cost Adjustment.  C&S and A&P agree that a fuel surcharge (“Total Miles Fuel Surcharge”) for the total miles driven to service the A&P Stores will be assessed weekly, and paid by (or credited to) A&P, as applicable, in the event that the applicable DOE index price in the previous week exceeds (or is below) the Baseline Cost.  For purposes of this provision, the Baseline Cost shall be ****gallon for diesel and ****gallon for reefer fuel.  For reefer fuel, the DOE index price will be used, less road and other inapplicable taxes.   The Total Miles Fuel Surcharge shall be assessed pursuant to the example attached on Schedule 3.12 and shall be made up of both the Delivery Fuel Surcharge and the Reefer Fuel Surcharge.

The Delivery Fuel Surcharge shall be applied to Total Miles.  Fuel consumption will initially be set at **** miles per gallon, and will be reviewed and adjusted as necessary to reflect actual consumption once per quarter hereunder.

In addition to the Delivery Fuel Surcharge, the Reefer Fuel Surcharge shall be applied to all A&P refrigerated or frozen loads  (“Chill/Frozen Miles”).  The following assumptions will be used to calculate the Reefer Fuel Surcharge:****.

****Confidential material redacted and filed separately with the Securities and Exchange Commission.

The Total Miles Fuel Surcharge will be billed (or credited) to A&P weekly.  For purposes of this Agreement, Total Miles shall equal the routed delivery miles to service A&P plus an appropriate adjustment to more accurately capture actual miles.

3.14
Transportation Modeling Assumptions.  The Transportation Costs stated herein are based on the operating assumptions and parameters as set forth in Schedule 3.14.  The Transportation Costs are inclusive of store delivery and associated routine returns of product, pallets, totes and recyclables only. Special services, transfers, additional drop trailers and other requests from A&P shall be billed to A&P at cost.  C&S shall provide a detailed accounting of all charges relating to special services hereunder.  Any material change to (i) the average distance to service the A&P Stores caused by closures, openings or acquisitions of stores that are serviced under this Agreement; (ii) the composition of Edison-based direct store delivery versus cross dock shuttles; or (iii) a **** variation (up or down) in C&S’s actual cost per case of providing the Transportation Services (excluding fuel) resulting from a change in the operating assumptions or parameters as set forth in Schedule 3.14, will necessitate that the parties in good faith negotiate an appropriate adjustment to the applicable Transportation Costs.  Notwithstanding the foregoing, the parties shall not be under any obligation to negotiate adjustments to the Transportation Costs to the extent C&S has changed shipping origins under Section 2.3 and A&P’s has not specifically agreed in writing to negotiate adjustments as a result of such change(s), or to the extent there occur changes in the assumptions or parameters in Schedule 3.14, or C&S has implemented changes in its business or operations, that were not necessitated by a change in A&P’s business or due to the actions or omissions of A&P.

A&P further agrees that it will cooperate with C&S to ensure, where commercially reasonable, that trucks are full, including adjusting schedules and permitting split deliveries.

3.15	Adjustment of Transportation Costs.

(a)
During the Term, the Transportation Costs will be adjusted for increases or decreases, as the case may be, in fuel costs (pursuant to Section 3.13), and tolls, tariffs and government levies (which adjustments shall also be made in the same manner as that prescribed for fuel in Section 3.13); all of such adjustments shall be subject to Section 2.3 hereof.

(b)
At C&S’s option, the Transportation Costs will be ****.  If A&P, **** A&P may exercise its right to assume the Transportation Services, as a whole, pursuant to Section 3.3 of the Supply Agreement.A&P will work with C&S in good faith to assume tractors, trailers or other assets or equipment owned or leased by C&S and used in performing the Transportation Services to the extent (i) such equipment will no longer be used in C&S’s business, (ii) such equipment has not been specially modified or customized for C&S’s use in any way that would render such equipment unusable to A&P or its agent, (iii) such equipment reflects, as a whole,

****Confidential material redacted and filed separately with the Securities and Exchange Commission.

the average lease term for such type of equipment as used in the Transportation Services (e.g. an average of approximately 2.5 years remaining on tractor leases and an average of approximately 3.5 years remaining on trailer leases), (iv) A&P will not be requested to assume more equipment than A&P reasonably determines would be required to perform the Transportation Services for the A&P Stores;  and (v) the C&S equipment is offered to A&P on commercially reasonable terms.  Noting in the foregoing shall be construed to limit or restrict A&P’s ability to assume any or all Transportation Services as otherwise provided under Section 3.3 hereof.

ARTICLE 4
PROCUREMENT AND PURCHASING SERVICES

I.  GENERAL

4.1
Merchandise.  Subject to the terms and conditions set forth in this Agreement, A&P agrees to purchase from C&S, and C&S agrees to sell to A&P, A&P’s entire requirements of merchandise customarily associated with the following product categories (each, a “Product Category” and, collectively, the “Product Categories”):  **** but specifically excluding the products set forth in Section 4.5(a) for use or resale at the A&P Stores (collectively, “Merchandise”)..

4.2
Exclusivity.  Except as may be otherwise expressly stated in this Agreement, A&P agrees that for the Term of this Agreement it shall not contract with any unaffiliated third party other than C&S to procure and/or purchase the Merchandise.   Notwithstanding the preceding paragraph, nothing in this Agreement shall be deemed to prohibit or restrict A&P from temporarily performing the procurement and/or purchasing function with respect to any Merchandise where C&S has failed, or where A&P has an objectively  reasonable basis to believe that C&S will fail, to meet the Targeted Service Level during any Contract Week for any C&S Facility or for any Product Category within a C&S Facility. In the event A&P exercises its rights under the preceding sentence, A&P agrees to perform only such scope and duration of procurement and/or purchasing functions as are necessary to mitigate C&S’s actual or anticipated failure to meet the Targeted Service Level as above described.

4.3
Procurement and Purchasing Standards.    In addition to complying with the Services Specifications and Key Performance Measures and the other C&S covenants, warranties and representations contained in this Agreement, C&S covenants and agrees to perform the Procurement and Purchasing Services with the degree of care, skill and diligence consistent with an experienced, reputable grocery wholesale supplier providing procurement, purchasing and related grocery wholesale supply services.

****Confidential material redacted and filed separately with the Securities and Exchange Commission.

4.4
A&P Stores.  The term “A&P Stores” means all retail supermarket stores operated by A&P  set forth on Exhibit “A”, attached hereto.  In addition, the term “A&P Stores” shall include any retail supermarket store(s) that are  replacement(s) for one or more A&P Stores, or any new, incremental “in-market” retail supermarket store opened (or acquired) and operated by A&P.  For the purposes of the preceding sentence, a store shall qualify as “in-market” where such store is located within:  (i) the states in which A&P Stores are operated as of the Effective Date; or (ii) the states that are contiguous to the states in which A&P Stores are operated as of the Effective Date **** to the extent that **** of A&P Stores.  Nothing in this Section 4.4 or this Agreement shall limit the ability of A&P to close any of the A&P Stores set forth on Exhibit “A” hereto (which closure(s) shall automatically result in the definition of “A&P Stores” changing to exclude any store closed after the date hereof).

4.5	Exclusions.

(a)	Merchandise does not include the following products:

(i)
products that are available for purchase by A&P through direct store delivery (“DSD”) or from cross dock vendors and designated as DSD or cross dock by A&P from time to time, with the understanding that A&P shall in no respect be prohibited or limited from designating on a temporary or long-term basis any Merchandise or other products as DSD or cross-dock, provided that A&P’s discretion under this section shall be limited to:  (x) private label products;  (y) seasonal and/or promotional products;  and (z) no more than **** of all other Center Store Products that are not currently designated by A&P as DSD or cross-dock (A&P will provide C&S with advance notice of its intention to designate any Center-Store Products as cross-dock or DSD); and provided further****;

(ii)
seasonal GM or other specialty products as may from time to time, or at any time, be so designated by A&P in its sole discretion, which may include (by way of example but not exclusion) natural, organic and private label products, which are now or in the future may be procured and purchased by A&P from specialty suppliers, except as may be otherwise agreed to by the parties in writing;  provided that if C&S can offer competitive pricing, services (including pack-out services), payment terms, credit requirements or other program attributes with respect to products falling under this subsection “(ii)”, A&P will agree to purchase such products from C&S (subject to any contractual commitments A&P may have with any alternative supplier of such products);

(iii)	distribution of private label products or other proprietary brands outside of A&P’s market and in all cases outside of the A&P Stores;

(iv)	tobacco;

(v)	pharmacy (prescription medications); or

****Confidential material redacted and filed separately with the Securities and Exchange Commission.

(vi)	liquor.

If any product excluded from Merchandise is proposed by either party to be included as Merchandise under the Agreement, and if A&P agrees in its sole discretion to include such product as Merchandise, the parties shall negotiate in good faith as to the terms governing such inclusion, or shall enter into a separate agreement thereto.

4.6  C&S Representations. C&S makes the following representations, warranties and guarantees, which with respect to the Merchandise C&S’s commitments apply only to the period of time such Merchandise is in C&S’s or its contract carriers’ care, custody or control:

(a)  C&S shall not adulterate or misbrand Merchandise within the meaning of the Federal Food, Drug and Cosmetic Act, as amended, (“FDCA”), including, without limitation, the Food Additives Amendment and any other amendment thereto, and any state food and drug law, and shall not add to Merchandise any articles that may not, pursuant to Sections 404 or 505 of the FDCA, the Federal Hazardous Substances Act (“FHSA”), or otherwise, be introduced into interstate commerce; C&S shall comply with the Federal Meat Inspection Act, the Poultry Products Inspection Act, and all other applicable federal, state and local food safety related laws, rules and regulations.

(b) C&S shall not misbrand or mislabel Merchandise within the meaning of the FHSA or any other law or regulation, and will not add to Merchandise any articles that constitute or contain an economic poison as defined in the Federal Insecticide, Fungicide, and Rodenticide Act, and comply with all other applicable provisions of such Act (7 U.S.C.A. 135-135k); C&S shall comply with all applicable Occupational Safety and Health Administration Standards.

(c) C&S shall not alter the packaging, advertising, labels and other materials contained on, with, or relating to the Merchandise so as to infringe any patent, copyright, trademark, trade name or other proprietary interest of any third party.

(d)  The Merchandise and C&S’s sale, storage, handling, transportation and billing for the Merchandise comply with all provisions of applicable law and with all applicable promulgations of governmental authority.

(e)  C&S is the lawful owner of the Merchandise, has good right to sell same and convey good and merchantable title, and the Merchandise is and will be conveyed free of any and all claims, liens, security interests or other encumbrances.

(f)  C&S shall not do anything that shall render the Merchandise of a less than merchantable quality.  C&S and the Merchandise complies (or prior to the Effective Date will be in full compliance) with all federal, state and local Country of Origin labeling and related requirements, including those required by the U.S. Customs Service, those contained in the Agricultural Marketing Act, as amended by the 2002 Farm Bill, and the implementing regulations (collectively, “Country of Origin Requirements”), and will provide to A&P all reasonable assistance requested by A&P and information necessary to enable A&P to comply with the Country of Origin Requirements as they apply to Merchandise sold under this Agreement.  In particular, C&S will:

(i) ship Merchandise appropriately labeled by the manufacturer with Country of Origin declarations;

(ii) comply with all record keeping and product segregation standards required by the Country of Origin Requirements; and

(iii) provide to A&P upon written request no more often than once each Contract Year a certification that C&S is in compliance with the Country of Origin Requirements.

(g)  C&S will perform the Services in compliance with, and in every manner of its respective business related to the Agreement obey and conform to, all applicable laws, rules and regulations, both domestic and foreign, now existing or which may be later adopted.

The representations, warranties and guarantees contained in this Section 4.6 run solely to A&P and its successors and assigns.  The representations, warranties and guarantees set forth in this Section 4.6 are continuing in nature and survive A&P’s payment, acceptance, inspection or failure to inspect the Merchandise.

Except as otherwise expressly stated in this Agreement, C&S expressly disclaims any unstated or implied warranties, including warranties of merchantability or fitness for a particular purpose.

II. PROCUREMENT

4.7
Procurement Generally.  For purposes of this Agreement, to “procure” or to perform “Procurement Services” shall mean to negotiate directly or indirectly with the applicable vendor with respect to terms of the purchase of goods including, but not limited to (as applicable), price, specifications, quantity, freight and **** (collectively, the “Purchase Terms”).  The responsibility for procuring Merchandise is allocated between A&P and C&S under this Article 4. A&P shall have exclusive responsibility for procuring the goods that are excluded from Merchandise as set forth in Section 4.5(a), hereof.

(a) Allocation of Procurement Responsibility - General. The Parties agree that**** for the Merchandise.

(b)
Fresh Meat and Produce - Product Specifications.  A&P, in its sole discretion and with such frequency as it shall decide (provided there is reasonable advance notice), shall determine and provide to C&S, in writing, detailed item specifications for all Fresh Meat and other Fresh Products.  Except as otherwise set forth below, such item specifications shall not prescribe a specific vendor from which to purchase the item.

(c)
Fresh Meat - Procurement.   A&P shall have the authority to direct, in its discretion, all procurement activities in the Fresh Meat category, including vendor selection and contracted product pricing; provided, ****.

****. A&P will preorder all poultry products so as to permit C&S to effectively manage inventory levels and avoid code dating or availability issues.

(d)	Produce - Procurement. Subject to meeting A&P’s product specifications as set forth in subparagraph (b) of this Section 4.7, **** provided, however, ****.

III.  PURCHASING

4.8  Purchasing Generally.  For the purposes of this Agreement, to “purchase” or to perform “Purchasing Services” shall mean to: (a) perform the physical act of purchasing goods through the execution and tender of purchase orders to an applicable vendor;  (b) to pay for such goods; and (c) to own such goods for the period immediately preceding their resale to A&P.  A&P shall have exclusive responsibility for purchasing the goods that are excluded from Merchandise as set forth in Section 4.5(a), hereof.

  4.9  Center Store Products Purchasing

(a)
C&S shall purchase and manage the regular turn Center-Store Products inventory intended for use or resale at the A&P Stores.  C&S’s management of A&P’s regular turn Center-Store Products inventory shall be based upon historic Center-Store Products turn information maintained by C&S, product specifications supplied by A&P, and other projections and other information provided by A&P to C&S. C&S shall be responsible for determining the quantity and delivery date of the regular turn Center-Store Products inventory.

(b)
C&S shall purchase promotional or other high-velocity Center-Store Products inventory intended for use or resale at the A&P Stores as directed by A&P.  C&S’s purchase of promotional or high-velocity Center-Store Products shall be based upon A&P’s advance estimates of promotional volumes, product specifications, purchase quantities, delivery dates, store-specific volume allocations (as further set forth in the Service Specifications) and other Center-Store Products information supplied by A&P to C&S, and other projections and other information and direction provided by A&P to C&S.

(c)
C&S agrees that it shall maintain and provide A&P, on a daily basis, detailed inventory date code viewing and close dated reports with respect to all Center-Store Products that have code dates.  In addition, C&S will work with A&P to maintain and provide such other reports or information required under the Service Specifications, or develop such reports to the extent they are not already provided. On the first Tuesday following the end of each Fiscal Accounting Period (but in no event sooner

****Confidential material redacted and filed separately with the Securities and Exchange Commission.

than 2 days following the end of the Fiscal Accounting Period), C&S will provide to A&P movement reports ****.

    4.10  Fresh Products Purchasing.

(a) General.  C&S will purchase and manage such Fresh Products inventory in strict accordance with A&P’s product specifications. Under no circumstances shall C&S substitute for any Fresh Products alternative goods that do not possess the identical product specifications as those designated by A&P without A&P’s express written consent.  A&P agrees to respond in a timely manner to C&S requests to substitute Fresh Products in order to meet A&P’s service requirements in the event a vendor designated by A&P (only as such designation is permitted under this Agreement) is unable to fulfill an order.

(b) Purchases – Regular Turn Inventory.  C&S shall purchase and manage the regular turn Fresh Products inventory intended for use or resale at the A&P Stores.  C&S’s management of A&P’s regular turn Fresh Products inventory shall be based upon historic Fresh Products turn information maintained by C&S, product specifications and vendor designations (only as such designation is permitted under this Agreement)  supplied by A&P, and other projections and other information provided by A&P to C&S.  C&S shall be responsible for determining the quantity and delivery date of regular turn inventory for Fresh Products.

(c) Purchases – Promotional. C&S shall purchase promotional or other high-velocity Fresh Products inventory intended for use or resale at the A&P Stores.  C&S’s purchase of promotional or high-velocity Fresh Products (which shall include turkey, shrimp, crab and other high-tonnage categories of frozen commodities) shall be based upon A&P’s advance estimates of promotional volumes, product specifications, vendor designations (only as such designation is permitted under this Agreement), purchase quantities, delivery dates, store specific volume allocations, and other Fresh Products information supplied by A&P to C&S.

(d) Inspections.  C&S will be responsible for the inspection of all Fresh Products prior to their acceptance at the Facilities by C&S to ensure strict compliance with A&P’s Fresh Products specifications.  If A&P requests that C&S accept any Fresh Products that C&S would otherwise reject, A&P and C&S will agree on a plan of distribution for such Fresh Products and C&S will not be responsible for out-of-code or quality issues related to such product.  The parties agree that they shall use USDA/PACA standards for determining whether Fresh Products should be accepted or pulled from received inventory.  Product that meets US Grade # 1 or “Good” delivery shall be acceptable for C&S to receive.

(e)  Information and Reports.  C&S agrees that it shall maintain and provide to A&P, on a daily basis, detailed inventory date code viewing with respect to short coded items and close dated reports with respect to all Fresh Products intended for use or resale at

****Confidential material redacted and filed separately with the Securities and Exchange Commission.

the A&P Stores, along with any other reports or information required under the Service Specifications.  In addition, C&S will provide A&P on a daily basis a daily inventory report on all fresh seafood slots/SKUs at the C&S Facilities, which shall be prepared and maintained by C&S in accordance with mutually agreed upon polling Sections and other specifications.  The Parties agree to collaborate closely on minimizing out-of-code Fresh Product.

(f)  Exact Weight - Meat.  C&S shall invoice A&P for the exact weight of all fresh and frozen meat products in Facilities with voice selection technology, which information shall be scanned from the case packaging of the meat products as they are selected by C&S for delivery to the A&P Stores.

(g)  Product Handling Requirements.  C&S shall receive, store, handle and distribute all Fresh Products in strict accordance with the Fresh Products handling requirements set forth in the Service Specifications.

(h)
Holiday and Seasonal Commodities.  A&P shall be responsible for all pre-distribution, storage and handling of frozen holiday and seasonal commodities (primarily, but not exclusively, holiday turkeys and shrimp).  A&P shall purchase such goods, place them in outside storage, and will be responsible for all outside storage expenses.  With respect to the initial distribution of such goods, C&S will receive such products from the outside storage facilities two days prior to the agreed upon distribution or store order billing date for such goods.  All such product must be distributed (i) no later than the Sunday immediately following Thanksgiving for Thanksgiving items and (ii) by February 1 for all Christmas and New Year’s items.  It is the intent of this section that C&S shall not have to store in its facilities any frozen holiday or seasonal commodities for more than two weeks.

IV.	TERMS COMMON TO ALL PROCUREMENT AND PURCHASING

4.11
Quality Assurance.  The parties agree that A&P shall maintain, at its own expense, Quality Assurance inspectors at each C&S Facility to determine whether the product specifications, Performance Standards, and C&S’s other obligations under this Agreement are being met and maintained.

4.12
Assumptions.  The pricing provisions set forth in this Agreement are based upon the parties mutual assumption that:  a) deal activity and other manufacturers’ promotions will remain at levels throughout the Term that are essentially the same as those prior to the execution of this Agreement;  b) that no fundamental changes will occur in the structuring of promotions or other facts affecting the wholesale cost of Merchandise;  c) ****;  and d) ****.  If the parties’ mutual assumptions cease to be true to a material degree at any time during the Term, or if A&P implements a material change in its sales mix, store delivery schedules or other similar change in the way it operates the A&P Stores that has a material effect on C&S’s costs of performing the Warehousing Services or Transportation Services (but specifically excluding cost impacts relating to changes in A&P Volume which are addressed in Section 2.11 hereof), the parties agree to negotiate in good faith to reach agreement on new, mutually acceptable Warehousing Costs and Transportation

****Confidential material redacted and filed separately with the Securities and Exchange Commission.

Costs (as the case may be) that will to the greatest extent possible restore the respective economic expectations held by the Parties as of the Effective Date.  The parties further agree that any willful breach of sub-section “d” above shall constitute a material breach for which the non-breaching party shall be entitled to terminate this Agreement in accordance with Article 7.

4.13
Service Levels.  C&S agrees that, commencing on the Effective Date and continuing during the Term of this Agreement, the target service level and punitive service level for all Merchandise purchased by C&S on A&P’s behalf (the “Targeted Service Level” and “Penalty Service Level”, respectively and each a “Purchasing Service Level”), together with the penalties for failing to meet any Penalty Service Level, shall be as set forth in the Key Performance Measures attached hereto this Agreement as Exhibit “C”.  The Purchasing Service Level will be measured each Contract Week (the “Measurement Period”) during the Contract Year for all A&P Volume purchased from C&S: (i) by C&S Facility; (ii) by Product Category within Facilities; and (iii) aggregated for all C&S Facilities.

The “Purchasing Service Level” in each instance is calculated as a quotient, the numerator of which shall be the number of cases (or shipping units, in the case of HBC/GM) invoiced, plus “Ad Overpulls,” short supplies due to untimely or inaccurate volume forecasts provided by A&P, and “Manufacturer Out-of-Stocks,” and the denominator shall be the number of cases (or shipping units, in the case of HBC/GM) ordered, less unauthorized cases and discontinued items..  The Purchasing Service Level calculation shall be adjusted at the end of each Contract Week to reflect any shortages from the prior week that are in excess of **** (based on audited results).

“Ad Overpull” shall be defined as any promotional volume in excess of the forecast timely provided by A&P (with respect to whether A&P has provided information “timely” being determined in accordance with the subject vendor’s lead-time requirements).

An item will qualify as a “Manufacturer Out-of-Stock” if:  (i) such item was subject to a product recall; (ii) such Fresh Products item was rejected by C&S on quality-based grounds and such rejection was confirmed by A&P or a USDA inspector; (iii) C&S provides within seven (7) days after shipment to the A&P Stores written proof of out-of-stock status (e.g., a letter from the manufacturer indicating the quantity of the item that was unavailable from the manufacturer for the period in question, or a received purchase order issued within proper lead time indicating the quantity of the item that was cut by the manufacturer); or (iv) the manufacturer has refused to ship product due to a dispute over an A/R Deduction and C&S provides such evidence as described in sub-schedule (iii) in this paragraph.

“Product Category” shall have the meaning set forth in Section 4.1 hereof.

C&S will provide A&P, throughout the Term of this Agreement, on a daily, weekly and Fiscal Accounting Period basis, a “Purchasing Service Level Report” showing, with respect to all orders processed for the given period, the actual Purchasing Service Levels (i) by C&S Facility; (ii) by Product Category within individual C&S Facilities; and (iii) in the aggregate for all C&S Facilities (each, respectively, the “Actual Purchasing Service Level”).

All **** for C&S’s failure to meet a Purchasing Service Level for any Measuring Period shall be as set forth in the Key Performance Measures attached hereto as Exhibit “C”.  Other consequences or and remedies for Service Level defaults are set forth in Article 7.

****Confidential material redacted and filed separately with the Securities and Exchange Commission.

4.14	****.

****:

****.

****.

****.

****.

****.

****Confidential material redacted and filed separately with the Securities and Exchange Commission.

(d) Taxes. C&S shall add to the **** all federal, state and local taxes, tariffs, import duties, commissions and other similar charges that are applicable to the sale of Merchandise including any sales taxes and any other miscellaneous taxes related to the provision of Services hereunder.

(e) ****. To the extent C&S receives from any vendor **** attributable to the A&P Volume **** which will be made in accordance with GAAP, consistently applied, as and when earned by C&S. C&S will **** each fiscal accounting period. All **** to A&P under this Section shall be tracked to the original case(s) of Merchandise for which such **** were originally attributed. In no event will C&S, directly or indirectly, **** for its own account or that of its other customers any **** with respect to the A&P Volume. Any breach of this Section 4.14(e) shall constitute a material breach under this Agreement and A&P shall be entitled to terminate this Agreement in accordance with Article 7 hereof..

****.

4.15	****.

4.16 Standard Credit Policy. The Parties agree to the terms and conditions of the Standard Credit
Policy set forth in the Services Specifications attached hereto this Agreement as Exhibit “C”.

4.17  Leftover, Discontinued, Slow Moving and Out of Code Product.   The parties will work together to eliminate items that have limited to no movement for four consecutive weeks, including without limitation working together to have the responsible manufacturer repurchase and remove the inventory.  To minimize such inventory, A&P will give C&S advance notice of any discontinuance to avoid unnecessary ordering.  The parties will likewise work together to minimize (i) leftover ad product through regular communications about ad quantities and promotional forecasts and histories, and (ii) out of code product

****Confidential material redacted and filed separately with the Securities and Exchange Commission.

through regular communication about product that is at or reaching its terminal code life.  A&P agrees that it will work with C&S to re-merchandise all such product and authorize distributions of such product to its stores, and the parties will work together to maximize vendor support where possible.  In the event that there is no disposition or outlet of the product despite all of the mutual efforts cited in this section, C&S shall bill A&P for its loss on such product (i.e., cost less salvage or other mitigation) on the next applicable Weekly Statement.

ARTICLE 5
PAYMENT

5.1
Weekly Statements.  Commencing on the Effective Date and continuing on each Sunday thereafter during the Term of this Agreement, C&S will electronically transmit to A&P a statement (the “Weekly Estimate”) setting forth the estimated amounts payable to C&S for: **** (b) Warehousing Costs, **** and (d) Transportation Costs, in each case (a)-(d) for the forthcoming Contract Week (the “Estimated Weekly Payment Amount”).  In addition, each Sunday during the Term, C&S will electronically transmit to A&P files (such files shall be referred to collectively as the “Weekly Statement”) setting forth all amounts actually due and owing to C&S including, but not limited to, ****, (b) the Warehousing Costs, **** and (d) the Transportation Costs, in each case (a)-(d) for the immediately preceding seven day period ending Saturday (the “Weekly Actual Amount”). The Weekly Statement will include a shipment file with all Merchandise charged to the A&P Stores at the ****; a gross profit file indicating the ****; an Expense/Charge File with all Warehousing Costs, ****, the Transportation Costs and the Fuel Surcharge; and ****. Upon the commencement of the payment terms set forth in Section 5.3 below, the Weekly Estimate, the Estimated Weekly Payment Amount, the Weekly Actual Amount and the Weekly Statement will identify the portion of A&P’s weekly purchases which is comprised of PACA Eligible Merchandise (defined below) and account for such PACA Eligible Merchandise separately.  The Variable Warehouse Upcharge and Variable Transportation Upcharge will be estimated and billed weekly as part of the Estimated Weekly Payment Amount.  ****. The upcharges will not be billed at the invoice level.

5.2	Payment Terms **** For the period **** A&P’s payment terms shall be as follows:

**** of the Estimated Weekly Payment Amount. **** of the Estimated Weekly Payment Amount. **** C&S and A&P will compare the Weekly Actual Amount to the Estimated Weekly Payment Amount for such Contract Week and adjust the payment to be made **** to reflect any overpayment or underpayment for such Contract Week's Weekly Actual Amount. C&S may appropriately and timely adjust A&P’s Estimated Weekly Payment Amount to the extent

****Confidential material redacted and filed separately with the Securities and Exchange Commission.

**** as set forth in the Weekly Actual Amount.  Should the due date of A&P's payment fall on a date on which banks in New York are required to be closed, the due date shall be accelerated to the previous day that banks in New York may legally open.

****	Payment Terms ****.

****, then commencing as of such date, A&P’s payment terms shall be as follows:

****	Payment Terms of ****.

**** “perishable agricultural commodity” under the Perishable Agricultural Commodities Act, 1930, as amended (“PACA”), codified at 7 U.S.C.A. § 499a et seq., (“PACA Eligible Merchandise”), **** of the Weekly Statement **** of the Weekly Actual Amount with respect to such PACA Eligible Merchandise.  ****.

****, A&P’s payment terms with respect to PACA Eligible Merchandise shall be subject to ****.

•	**** with respect to PACA Eligible Merchandise shall be:

**** of the Weekly Actual Amount with respect to such PACA Eligible Merchandise.

•	**** the payment terms with respect to PACA Eligible Merchandise shall be:

**** of the Weekly Actual Amount with respect to such PACA Eligible Merchandise.

****, A&P’s payment terms with respect to PACA Eligible Merchandise shall be:

****Confidential material redacted and filed separately with the Securities and Exchange Commission.

**** of the Weekly Actual Amount with respect to such PACA Eligible Merchandise.

****	Payment Terms ****.

(A)  Payment terms for **** that is not PACA Eligible Merchandise will be as follows:

•
**** of the Estimated Weekly Payment Amount **** with respect to such Merchandise. At the end of each Contract Week, C&S and A&P will compare the Weekly Actual Amount to the Estimated Weekly Payment Amount for such Contract Week and adjust the payment to be made **** to reflect any overpayment or underpayment for such Contract Week's Weekly Actual Amount.  ****.  C&S may appropriately and timely adjust A&P’s Estimated Weekly Payment Amount to the extent **** as set forth in the Weekly Actual Amount.

****, without any further action required on the part of the Parties, ****.  Thereafter the payment terms for **** PACA Eligible Merchandise will be as follows:

•
**** of the Estimated Weekly Payment Amount with respect to such Merchandise. At the end of each Contract Week, C&S and A&P will compare the Weekly Actual Amount to the Estimated Weekly Payment Amount for such Contract Week and adjust the payment to be made **** to reflect any overpayment or underpayment for such Contract Week's Weekly Actual Amount. C&S may appropriately and timely adjust A&P’s Estimated Weekly Payment Amount to the extent **** as set forth in the Weekly Actual Amount.

****, A&P’s payment terms shall be as follows:

****Confidential material redacted and filed separately with the Securities and Exchange Commission.

**** of the Estimated Weekly Payment Amount ****.  At the end of each Contract Week, C&S and A&P will compare the Weekly Actual Amount to the Estimated Weekly Payment Amount for such Contract Week and adjust the payment to be made **** to reflect any overpayment or underpayment for such Contract Week's Weekly Actual Amount.  C&S may appropriately and timely adjust A&P’s Estimated Weekly Payment Amount to the extent **** as set forth in the Weekly Actual Amount

(c)	Notwithstanding anything to the contrary set forth in this Agreement, ****. Notwithstanding the foregoing **** with respect to PACA Eligible Merchandise ****.

5.4	Miscellaneous Billing and Payment Matters.

(a)
Time is of the essence.  If A&P has failed to make any payment when due pursuant to this Article 5 and A&P has failed to cure the default within seventy-two (72) hours after receiving written notice from C&S, then C&S shall have the right (which rights shall be nonexclusive, cumulative of and additional to all other remedies) to defer further deliveries until all payments in default have been made, or if such payment is in default for more than five (5) business days following notice from C&S, to terminate this Agreement in accordance with Article 7 hereof.  If either of the Parties in good faith disputes any portion of the Weekly Statement, absent manifest error, such Party shall nonetheless pay the full amount of the statement by the payment due date, without any deductions or offsets; provided, such Party may avail itself of the dispute resolution provision set forth below and in Article 8 hereof with respect to such disputed amount.

(b)
Set-off; Recoupment.  (i)  In the event that A&P fails to pay any undisputed amounts due under this Agreement, C&S may set-off or recoup such amounts due against any amounts due by C&S to A&P under this Agreement.  C&S may determine the application of any monies received from A&P against amounts owed to it by A&P.  (ii)  In the event that C&S fails to pay, or to credit, to A&P any undisputed amounts due A&P under this Agreement, A&P may set-off or recoup such amounts due against any amounts due from A&P to C&S.

(c)
Bank Holidays.  Should the due date of any of A&P's payments fall on a date on which banks in New York are closed, the due date shall be accelerated to the previous day that banks in New York are open;  provided, however that commencing on the earlier of (i) the thirty-six (36) month anniversary of the Reorganization Plan Effective Date, and (ii) the date on which the fourth week of payment terms for PACA Eligible Merchandise is

****Confidential material redacted and filed separately with the Securities and Exchange Commission.

repaid under Section 5.3(a) above, the due date shall thereafter be decelerated to the next subsequent day on which banks in New York are open.

5.5  PACA Compliance.  A&P affirms and acknowledges that upon a failure by A&P to make any payment when due pursuant to this Article 5, C&S may fully enforce against A&P any and all rights that C&S may possess pursuant to PACA, with respect to payments subject to such Act.  A&P shall execute and deliver to C&S, from time to time during the term of this Agreement, such documents (including paper or electronic invoices with the required PACA legend) as C&S may reasonably request to create, maintain, acknowledge or confirm the rights of C&S, as affirmed and acknowledged by A&P pursuant to this Article 5.  A&P will cooperate with C&S to add (now and in the future) any appropriate or necessary language to the Weekly Statement, account statements, purchase orders, invoices and other documents and to take any other actions (now and in the future) reasonably requested by C&S to ensure that both Parties are in compliance with PACA, and that, with respect to PACA regulated commodities sold hereunder, C&S can preserve its rights to the PACA trust.

ARTICLE 6
INDEMNIFICATION AND INSURANCE; FORCE MAJEURE

6.1	Indemnification.

(a)   C&S.  C&S shall defend, indemnify and hold harmless A&P and its Affiliates, and their respective employees, servants, agents, independent contractors, successors and assigns from any and all losses, damages, claims, liabilities, causes of action, costs and expenses, including but not limited to reasonable legal fees and costs of settlement (collectively, “Losses”) arising out of or related to any third party claim in connection with or resulting from (i) C&S’s acts, omissions or negligence in its performance of the Services or its other obligations under this Agreement; (ii) C&S’s failure to comply with any applicable laws related to its performance of the Services or its other obligations under this Agreement; or (iii) the acts, omissions or negligence of any third party hired by C&S or its Affiliates in connection with this Agreement;  provided, however, this indemnification and hold harmless with respect to sub-sections (i)-(iii) shall not apply to the extent of any claims arising out of or resulting from the negligence or willful misconduct of A&P, its Affiliates or their respective employees, representatives or agents.    Whenever A&P receives notice of a claim or demand that would be covered by this provision, A&P shall in turn provide C&S with prompt written notice of such claim or demand.

(b)
A&P.  A&P shall defend, indemnify and hold harmless C&S and its Affiliates, and their respective employees, servants, agents, successors and assigns from any and all Losses arising out of or related to any third party claim in connection with or resulting from (i) A&P’s acts, omissions or negligence related to this Agreement; (ii) A&P’s failure to comply with any applicable laws related to Merchandise procured, handled, packaged, used, possessed, transported or stored by A&P; or (iii) acts, omissions or negligence of any Affiliate of A&P or any third party hired by A&P or its Affiliates in connection with this Agreement; provided, however, this indemnification and hold harmless with respect to sub-sections (i)-(iii) shall not apply to the extent of any claims arising out of or resulting from the negligence or willful misconduct of C&S, its Affiliates or their respective employees, representatives or agents.  Whenever C&S receives notice of a claim or demand that would be covered by this provision, C&S shall in turn provide A&P with prompt written notice of such claim or demand.

(c) Product Liability - Infringement. The Parties hereto agree that each shall use commercially reasonable efforts to seek indemnity from the manufacturer of any Merchandise with respect to any and all Losses arising out of or relating to any third party claim in connection with or resulting from (i) actual or alleged product liability or the handling, possession, storage, use or any other dealing by any person of any Merchandise or (ii) any actual or alleged infringement of any trademark, patent, copyright or other intellectual property right.  To the extent C&S has exhausted its efforts to seek indemnity from the manufacturer as set forth in this Section 6.1(c), but was unable to secure such indemnity, A&P shall indemnify C&S with respect to Losses to the extent such Losses are related to private label or A&P unique items (provided such private label or unique item Losses do not arise from or are not related to the negligence or willful misconduct of C&S).  To the extent A&P has utilized commercially reasonable efforts to seek indemnity from the manufacturer as set forth in this Section 6.1(c), but was unable to secure such indemnity, C&S shall indemnify A&P with respect to any Losses arising out of or relating to any third party product liability claim related to C&S’s handling, possession, storage or use of Merchandise, to the extent such claim does not relate to any actual or alleged negligence or willful misconduct of A&P.  Notwithstanding anything to the contrary set forth herein, this paragraph shall not be deemed to prohibit or restrict either Party in any way from seeking indemnification from the other Party under this Article 6.

6.2	Insurance by C&S

(a)
Insurance Policies. During the Term of this Agreement, C&S shall carry and maintain the following policies of insurance issued by recognized, reputable insurers reasonably acceptable to A&P and possessing an AM Best rating of AVIII, and naming A&P as an additional insured on all policies except the Workers Compensation and Disability Benefits policies of insurance:

(i)	All Risks of physical damage property insurance for the Facilities and Fixed Assets including Boiler & Machinery coverage, all on a full replacement cost basis,

(ii)	All Risks of physical damage property insurance (including coverage against acts of terrorism and coverage for goods in transit) on all inventories of Merchandise on a full replacement cost basis.

(iii)
Commercial General Liability coverage with a limit of not less than **** per occurrence for bodily injury, personal injury and property damage (with the parties agreement that such threshold limit may be achieved through a combination of primary and umbrella coverage).  Such policy shall include blanket contractual liability coverage and products/completed operations liability coverage.  Products/completed operations liability coverage shall remain in effect for not less than two (2) years after expiration or earlier termination of this Agreement.

(iv)	Workers Compensation and Disability Benefits coverage as required by statute and Employers Liability coverage in a minimum amount of **** per accident/disease.

(v)	Automobile Liability Insurance coverage with a limit of not less than **** per occurrence for bodily injury, personal injury and property damage.

(b)	Primary Coverage. The policies set forth in this Section 6.2 shall be primary with respect to the acts or omissions of C&S.

(c)
Subrogation.  C&S agrees to waive all rights of subrogation against A&P and its employees, for damages to the extent such damages are covered by the proceeds of the insurance required by this Agreement.  If the policies of insurance referred to in this Agreement require an endorsement to provide for continued coverage where there is a waiver of subrogation, C&S shall cause them to be so endorsed.

(d)
Proof of Insurance.  Not later than ten (10) days prior to the Effective Date, C&S shall provide to A&P certificates evidencing the insurance coverages required of C&S under this Section 6.2, and such certificates shall state that all policies of insurance evidenced therein may not be terminated, cancelled or modified except upon no less than thirty (30) days prior written notice to A&P.  In addition, C&S shall deliver renewal certificates to A&P promptly upon receipt by C&S, and C&S will provide evidence that such coverage did not lapse.

(e) Self-Insurance.  C&S may satisfy certain of its requirements to carry insurance hereunder under a program of self-insurance, subject to A&P’s approval of the risks and coverage amounts to be covered through self insurance, which approval shall not be unreasonably withheld, conditioned or delayed.

6.3	Insurance by A&P.

(a)
Insurance Policies.  During the Term of this Agreement A&P shall carry and maintain the following, naming C&S as an additional insured with respect to “i” and “iii” below, policies of insurance issued by recognized, reputable insurers reasonably acceptable to C&S and possessing an AM Best rating of AVIII:

(i)
Commercial General Liability coverage with a limit of not less than **** per occurrence for bodily injury, personal injury and property damage (with the parties agreement that such threshold limit may be achieved through a combination of primary and umbrella coverage).   Such policy shall include blanket contractual liability coverage and products/completed operations liability coverage.  Products/completed operations liability coverage shall remain in effect for not less than two (2) years after expiration or earlier termination of this Agreement.

(ii)	Workers Compensation and Disability Benefits coverage as required by statute and Employers Liability coverage in a minimum amount of **** per accident/disease.

(iii)	Automobile Liability coverage for all vehicles owned, non owned, leased and hired with a limit of not less than **** combined single limit

(b)	Primary Coverage. The policies set forth in this Schedule 6.3 shall be primary with respect to the acts or omissions of A&P.

(c)
Subrogation.  A&P agrees to waive all rights of subrogation against C&S, its employees and transportation vendors, for damages to the extent such damages are covered by the proceeds of the insurance required by this Agreement.  If the policies of insurance referred to in this Agreement require an endorsement to provide for continued coverage where there is a waiver of subrogation, A&P shall cause them to be so endorsed.

(d)
Proof of Insurance.  Not later than ten (10) days prior to the Effective Date, A&P shall provide to C&S certificates evidencing the insurance coverages required of A&P under this Section 6.3 and such certificates shall state that all policies of insurance evidenced therein may not be terminated or cancelled except upon no less than thirty (30) days prior written notice to C&S.  In addition, A&P shall deliver renewal certificates to C&S promptly upon receipt by A&P.

(e)
Self-Insurance.  A&P may satisfy certain of its requirements to carry insurance hereunder under a program of self-insurance, subject to C&S’s approval of the risks and coverage amounts to be covered through self insurance, which approval shall not be unreasonably withheld, conditioned or delayed.

6.4	Force Majeure.

(a)
If either Party is rendered unable at any time, wholly or in part, to perform or comply with any of its obligations under this Agreement, other than obligations regarding the payment of money, by reason of act of God, force of nature, fire, or other casualty, eminent domain, war-like activity, utility failure, insurrection, or civil commotion, shortage of raw materials or supplies, any law, regulation or order by any governmental body or authority of competent jurisdiction, or any other cause beyond its reasonable control, or beyond the control of any person directly or indirectly engaged by it (any such event being referred to as a “Force Majeure”), the obligations of such Party shall be suspended for the duration of the Force Majeure, but only to the extent such event of Force Majeure impairs the Party’s ability to perform its obligations under this Agreement.

(b)
As soon as the Party whose performance is affected by the Force Majeure (the “Affected Party”) becomes aware that an event of Force Majeure has occurred or is likely to occur, such Affected Party will notify the other Party.  Upon receipt of such notice by the other Party, representatives of the Parties shall meet to establish plans and procedures to overcome or mitigate the effects of the Force Majeure and the Affected Party shall use all reasonable efforts to minimize any adverse effects on the other Party.

(c)
The foregoing notwithstanding, if the Force Majeure causes C&S to be unable to render substantial performance of its obligations under this Agreement, which inability causes substantial damage to A&P and A&P can either render such performance itself or obtain such performance from a third party, then A&P may perform or engage third parties to perform the Services until A&P is satisfied, in its sole discretion, that C&S is able to resume the performance of the Services.

(d)
Either party shall have the right to terminate this Agreement (but only to the extent of the Services that are impacted by the Force Majeure) without penalty if, due to a Force Majeure event which has occurred and is continuing, C&S is unable to perform any material obligation, as and when required, under this Agreement for more than sixty (60) consecutive days.

6.5
Disaster and Recovery Plans. Each of the Parties shall maintain a disaster and recovery plan that is specific to the performance of their respective obligations under this Agreement and to the information systems maintained by the respective Parties in connection with this Agreement.  Each Party shall have the right to audit, test and review the other Party’s disaster and recovery plan, and may conduct on-site interviews with relevant officers and employees.

ARTICLE 7
TERM AND TERMINATION

7.1
Term.  This Agreement will commence on the Effective Date and terminate on the effective date of a chapter 11 plan for A&P, subject to earlier termination as provided in this Article 7; provided, however, that if such plan effective date is a Reorganization Plan Effective Date, then either C&S or A&P may elect, on or before the seventh day prior to the commencement of the hearing by the Bankruptcy Court to approve a Reorganization Plan, to extend the term of this Agreement through the date when A&P has purchased no less than **** of Merchandise from C&S (exclusive of Warehouse Costs, Transportation Costs, the Weekly Transportation Start-Up Charge, and other fees, charges and taxes applicable to the sale of Merchandise hereunder, but including any purchases of Merchandise that may be made by A&P through alternative sources of supply as a result of C&S’s failure to meet its obligations hereunder). The failure of either Party to elect to extend the Term of this Agreement no later than the seventh day prior to the commencement of the hearing by the Bankruptcy Court to approve a Reorganization Plan shall be deemed a Special Circumstances Termination pursuant to Section 7.6 hereof.  Upon the extension of the Term, ****. Unless the Parties otherwise agree in writing, the Parties shall cooperate in good faith to ensure that upon the expiration or earlier termination of this Agreement, the Services and inventory of Merchandise purchased by C&S on A&P’s behalf are transitioned or sold, as applicable, to A&P or A&P’s designee in accordance with Section 7.8.  ****.  All volume thresholds, purchase requirements, ****, guarantees, payment obligations or other obligations under this Agreement, and any actual amounts measured against such thresholds, requirements, etc., which are measured in Contract Years, Contract Quarters and/or Contract Weeks shall be prorated for the actual number of days in the first and final Contract Year, Contract Quarter and/or Contract Week, as applicable.

7.2	C&S Events of Default.
Subject to any applicable cure period set forth in this Section 7.2 or elsewhere in this Agreement, each of the following is a “C&S Event of Default” and in case of occurrence of one or more of the following, C&S will be in default hereunder:

****Confidential material redacted and filed separately with the Securities and Exchange Commission.

(a)	C&S fails to make any material, undisputed payment, **** required under this Agreement, and such non-payment remains uncured for a period of ten (10) days after written notice thereof from A&P.

(b)
C&S fails a Facility Audit for any C&S Facility and such failure continues for fourteen (14) days from C&S’s receipt of notice from A&P, provided the following conditions occur:  i) A&P promptly delivers to C&S a written notice of the Facility Audit failure (the “Facility Audit Default Notice”);  ii) the failure continues for fourteen (14) days following C&S’s receipt of the Facility Audit Default Notice, and iii), not sooner than the fifteenth day following C&S’s receipt of the Facility Audit Default Notice, A&P delivers to C&S a notice of its intent to partially terminate this Agreement in accordance with Section 7.3(b) (the “Partial Termination Notice”).  Acknowledging that some warehouse quality and control issues may take longer than the cure period provided above, if, in A&P’s reasonable judgment, C&S has promptly taken demonstrable, sustainable, material steps to remedy the matters listed as unsatisfactory on the Housekeeping Audit Check Sheet for Warehousing (included as Exhibit “B”) after receipt of a Facility Audit Default Notice (and such efforts are continuing), A&P will cooperate with C&S to resolve the issues to A&P’s satisfaction.  At any time between the receipt of the Facility Audit Default Notice and the day that is fourteen (14) days following C&S’s receipt of the Partial Termination Notice, C&S shall have the right to demand a walk-through of the C&S Facility with A&P to determine whether the failure has been cured.  C&S shall have the right to refer any default hereunder to the Dispute Resolution process described in Section 8.1;  however, no such referral will operate to toll the cure period described in this Section 7.2(b).   Notwithstanding the foregoing, if the failure under this Section 7.2(b) represents an immediate, substantial and emergent threat to the health, safety or welfare of the public, then such failure shall be deemed to constitute a “C&S Event of Default” if it continues uncured for forty-eight (48) hours.  For the purposes of this Section 7.2(b), a Facility Audit “failure” shall mean **** that are applicable to the C&S Facility being audited.

(c)
C&S fails to perform the Services in accordance with any material Performance Standard or material Performance Standards, and such has a material adverse impact on C&S’s overall operating performance, and such failure continues for fourteen (14) days from C&S’s receipt of a notice of termination from A&P, provided the following conditions occur:  (i) A&P promptly delivers to C&S a written notice of the Performance Standard failure (the “Performance Standard Default Notice”);  (ii) the failure continues for fourteen (14) days following C&S’s receipt of the Performance Standard Default Notice and (iii), not sooner than the fifteenth day, A&P delivers to C&S a notice of its intent to terminate the agreement in accordance with Section 7.3(c).  C&S shall have the right to refer any default hereunder to the Dispute Resolution process described in Section 8.1;  however, no such referral will operate to toll the cure period described in this Section. Notwithstanding the foregoing, if the failure under this Section 7.2(c) represents an immediate, substantial and emergent threat to the health, safety or welfare of the public, then such failure shall be deemed to constitute a “C&S Event of Default” if it continues uncured for forty-eight (48) hours.

(d)	C&S fails to perform any of its material obligations (not contemplated in sub-sections “(b)” or “(c)” above) as and when required under this Agreement and such

****Confidential material redacted and filed separately with the Securities and Exchange Commission.

failure continues uncured for fourteen (14) days after receipt of written notice from A&P of its intention to terminate this Agreement pursuant to this Section 7.2(d) if such default is not cured within the fourteen (14) day cure period.  Notwithstanding the foregoing, if the failure under this Section 7.2(d) represents an immediate, substantial and emergent threat to the health, safety or welfare of the public, then such nonperformance shall be deemed to constitute a “C&S Event of Default” if it continues uncured for forty-eight (48) hours.

(e)
Any of C&S’s material representations or warranties in Sections 4.6 or 8.11 of this Agreement is breached or not true in any respect, and such breach has a material adverse impact on C&S’s overall operating performance, and such breach of representation or warranty remains breached or untrue for fourteen (14) days after written notice thereof from A&P of its intention to terminate this Agreement pursuant to this Section 7.2(e) if such default is not cured within the fourteen (14) day cure period.  Notwithstanding the foregoing, if the breach of such representation or warranty under this Section 7.2(e) presents an immediate and emergent threat to the health, safety or welfare of the public, then such breach of representation or warranty shall be deemed to constitute a “C&S Event of Default” if it continues uncured for seven (7) days.

(f)	An Event of Insolvency with respect to C&S.

(g)
C&S is in default with respect to any financial covenant of C&S’s most senior tranche of indebtedness and such default remains uncured or un-waived beyond the applicable cure period or any extension thereof. With respect to this sub-section “g”, C&S agrees to provide to A&P within 120 days of the completion of its fiscal year a copy of the annual certification of covenant compliance that C&S’s auditors provide to C&S lenders for the just-completed fiscal year.

(h)	C&S is in breach of Section 4.14(e) or the last sentence of Section 4.12.

(i)  A majority of the assets or voting stock of C&S is acquired by a competitor of A&P.

7.3	Remedies Upon C&S Event of Default.
Upon the occurrence of any C&S Event of Default and subject to any applicable cure periods:

(a)	A&P shall have all remedies available to it under this Agreement, at law and/or in equity in each case subject to the terms of this Agreement.

(b)
In the case of a Default under Section 7.2(b) above, A&P shall have the right to partially terminate this Agreement only with respect to the Product Category Grouping that is distributed from the C&S Facility that is the subject of the default.

(c)	In all other cases, A&P shall have, at its discretion, the right to terminate this Agreement upon written notice to C&S, such termination to occur at the termination date specified in such notice.

7.4	A&P Events of Default.
Subject to any applicable cure period set forth in this Section 7.4 or elsewhere in this Agreement, each of the following is an “A&P Event of Default” and in the occurrence of one or more of the following, A&P will be in default hereunder:

(a)	A&P fails to make any material, undisputed payment required under this Agreement, and such non-payment remains uncured for a period of ten (10) days after written notice thereof from C&S.

(b)
A&P fails to perform any of its other material obligations as and when required under this Agreement and such non-performance continues uncured for fourteen (14) days after written notice thereof from C&S.  Notwithstanding the foregoing, if the non-performance under this Section 7.4(b) represents an immediate and emergent threat to the health, safety or welfare of the public, then such nonperformance shall be deemed to constitute an “A&P Event of Default” if it continues uncured for forty-eight (48) hours.

(c)
Any of A&P’s material representations or warranties in this Agreement is breached or not true in any respect, and such representation or warranty remains breached or untrue for fourteen (14) days after written notice thereof from C&S and  such continuing breach materially adversely affects A&P’s ability to perform its obligations hereunder.

(d)	An Event of Insolvency with respect to A&P occurring any time after the Reorganization Plan Effective Date.

(e)	A&P is in breach of the last sentence of Section 4.12.

7.5	Remedies Upon A&P Event of Default or Termination.

(a)
Upon the occurrence of any A&P Event of Default, and subject to any applicable cure periods:

(i)	C&S shall have all remedies available to it under this Agreement, at law and/or in equity in each case subject to the terms of this Agreement.

(ii)
C&S shall have, at its discretion, the right to terminate this Agreement upon written notice to A&P, such termination to occur at the termination date specified in such notice. If such right to terminate this Agreement arises prior to the Reorganization Plan Effective Date, no further order will be required by the Bankruptcy Court for C&S to exercise its right to terminate hereunder.

7.6
Special Circumstances Termination.  Commencing on the Effective Date until the earlier of (x) the termination of this Agreement under Sections 7.3, 7.5 or 7.7 hereof and (y) the effective date of a chapter 11 plan for A&P, either Party shall be permitted to immediately terminate this Agreement via written notice to the other party (a) upon the filing by a Debtor of a motion to sell substantially all of the Debtors' assets pursuant to 11 U.S.C. § 363, (b) written notice to C&S from the Debtors stating that the Debtors do not intend to pursue a Reorganization Plan, (c) the filing of any plan by A&P other than a Reorganization Plan, (d) acceleration of the obligations and termination of the commitments to lend under the Debtors' postpetition financing facility (excluding a refinancing where replacement commitments are in effect immediately following such termination), (e) the conversion of the Debtors' chapter 11 cases to cases under chapter 7 of the Bankruptcy Code, (f) the appointment of a chapter 11 trustee, or (g) if neither Party has elected to extend the Term of this Agreement as provided in Section 7.1 (each of “(a)” through “(g)” above or a termination of this Agreement pursuant to Section 7.7 (below) being considered a “Special Termination Event”).

7.7
Special Circumstances Termination by C&S.  In the event the Reorganization Plan Effective Date does not occur on or prior to June 12, 2012, C&S may terminate this Agreement without any further order of the Bankruptcy Court by providing written notice to A&P, such termination to occur as of the termination date specified in such notice.

  7.8           Effects of Termination

(a)
Notwithstanding termination of this Agreement, C&S shall remain obligated to fully perform, to the extent permitted by Law and for a period of up to (but no more than) one hundred and eighty (180) days, the Services pursuant to this Agreement (including without limitation, making whatever arrangements are necessary to continue such Services without interruption or diminution in the Performance Standards), and C&S shall continue to be compensated for such Services in accordance with this Agreement including, but not limited to, payment of the Warehousing Costs, the Interim Fixed Warehouse Charge, the Transportation Costs ****, until such time during such one hundred and eighty (180) days (the “Effective Date of Termination”) as may be reasonably required to transition or transfer to A&P or its designee responsibility for performing all Services.  The Parties shall cooperate to ensure that the Services and, where applicable, the inventory of Merchandise, are transferred or transitioned to A&P or A&P’s designee in an orderly and professional manner.  This Section 7.8(a) shall be void in the event that the termination by C&S of this Agreement was due to nonpayment by A&P and such nonpayment is not immediately cured.

(b)	If this Agreement terminates by reason of a C&S Event of Default, C&S agrees to:

(i)
pay or **** to A&P all sums due to A&P under the Agreement through the specified date of termination and for such further period during which Services are rendered in accordance with sub-section (a) above; and

(ii)	pay and/or reimburse A&P for all direct damages made against or suffered or incurred by A&P arising from or in any way related to the termination of this Agreement.

(c)	If this Agreement terminates following the effective date of a chapter 11 plan for A&P by reason of an A&P Event of Default, A&P agrees to:

(i)	pay C&S all sums due to C&S under the Agreement through the specified date of termination and for such further period during which Services are rendered in accordance with sub-section (a) above;

(ii) pay and/or reimburse C&S for all direct damages made against or suffered or incurred by C&S arising from or in any way related to the termination of this Agreement;

(iii) pay to C&S the ****, if applicable, as set forth in Section 3.11; and

(iv) pay to C&S **** incurred in connection with this Agreement ****.

(d)	If this Agreement terminates (a) pursuant to Section 7.4(a) or 7.4(e) prior to the Reorganization Plan Effective Date, or (b) pursuant to Sections 7.6 or 7.7, C&S’s sole remedies, shall be as follows:

(i)  A&P will pay C&S all sums due to C&S under the Agreement through the specified date of termination and for such further period during which Services are rendered in accordance with sub-section (a) above;

(ii) A&P will within two (2) business days of the specified date of termination pay to C&S: (A) any applicable ******, and (C) ****, to the extent payable in accordance with Section 2.8.

(iii)
The amounts specified in the immediately preceding clause (ii) shall constitute allowed superpriority administrative expenses, junior only to the superpriority claims granted under the Final DIP Order.

(e)
Notwithstanding anything to the contrary herein, if this Agreement terminates prior to the Reorganization Plan Effective Date for any reason, A&P will either (1) within two (2) business days, pay to *********** (e) shall constitute allowed superpriority administrative expenses, junior only to the superpriority claims granted under the Final DIP Order.

(f)
In no event will either Party be liable to the other Party for any special, indirect, consequential, punitive or exemplary damages, including third party lost sales; provided that this limitation of liability shall not apply in instances of gross negligence, willful breach or willful misconduct.

(g)	Nothing in this Section 7.8, however, shall amend, restrict or otherwise modify the Parties’ agreements as set forth in Section 1.4 hereof, which shall remain in full force and effect.

7.9
Facilities and Fixed Assets.  Notwithstanding anything to the contrary set forth in this Agreement, but without limiting A&P’s obligations in Section 7.9 hereof, in no event shall A&P be required to assume any responsibility or obligation to take title to any of the C&S Facilities or fixed assets used in the performance of the Services (except for those fixed assets used in connection with the Edison GMDC Facility which are, and shall remain, A&P’s liability), or to assume any real estate obligations relating to the C&S Facilities, or to assume any leases, licenses or other agreements relating to C&S’ fixed

****Confidential material redacted and filed separately with the Securities and Exchange Commission.

assets or otherwise, upon the expiration or earlier termination of this Agreement (regardless, in the case of an early termination, of the reason for such early termination).

ARTICLE 8
MISCELLANEOUS

8.1
Dispute Resolution. If A&P issues a Default Notice under Sections 7.2(b) or (c), or if any other dispute arises under this Agreement which cannot be resolved by the personnel directly involved, either Party may invoke the dispute resolution procedure set forth below by giving written notice to the other Party of the dispute and designating its chief legal officer as its representative in negotiations relating to the dispute.  The chief legal officers of both Parties, acting in good faith and using reasonable efforts, shall work toward a reasonable and equitable resolution of the dispute.  In the event the chief legal officers are unable to reach resolution, the Parties will designate their respective Chief Executive Officers to negotiate resolution of the dispute.  The dispute resolution procedure above shall not apply to intellectual property claims or to any claim for injunctive relief or other form of equitable relief in the aggrieved party’s sole discretion. Notwithstanding anything to the contrary contained in this Article 8, neither Party shall be prohibited from litigating in court any claim arising under this Agreement. Prior to the effective date of a chapter 11 plan for A&P, the Parties stipulate that any claim or dispute arising under this Agreement shall be adjudicated in the Bankruptcy Court, provided that if the Bankruptcy Court abstains from hearing such claim or dispute, the provisions of Section 8.5 of this Agreement shall control.  By executing this Agreement, C&S voluntarily submits to the Bankruptcy Court’s personal jurisdiction until the effective date of a chapter 11 plan for A&P.

8.2           Audit and Access Rights

(a)
Books and Records. C&S shall prepare and maintain for a period of not less than five (5) years following the end of each of its fiscal years, such complete and detailed records, data, information and statements in auditable form and quality suitable to permit A&P to verify the following: (i) C&S’s performance of Services, Other Services, compliance with the Performance Standards, and all of its other obligations under this Agreement; (ii) all amounts charged or credited by C&S to A&P hereunder including, but not limited to, **** the Warehouse Charges, **** the Transportation Charges, ****; (iii) adjustments to all amounts charged or credited by C&S to A&P hereunder, including but not limited to Adjustments to Fixed and Variable Charges due to Volume Changes, and Adjustments to Transportation Costs; (iv) C&S’s compliance with laws governing its performance hereunder; and (v) such other records, data or information as may be required to validate or enforce the parties respective rights and obligations under this Agreement (collectively, the “Books and Records”).  The Books and Records shall be maintained consistent with GAAP, consistently applied, and shall be in a form suitable for audit, review and copying and shall be made available as reports produced from C&S’s overall financial statements maintained by C&S for its entire operations in the ordinary course of business.  A&P will be provided access to, and the right to audit, any information A&P reasonably requires in order to verify any of the items listed in (i)-

****Confidential material redacted and filed separately with the Securities and Exchange Commission.

(iv) above; provided, however, A&P will not be provided access to data or information relating to **** or information unrelated to the performance of the Services.

(b)
Financial Statements. Each Party shall promptly deliver to the other audited financial statements for the year-end period, which have been certified to by a registered public accounting firm, after such financial statements have been issued by such public accounting firm.

(c)
Access to Books and Records.  C&S shall permit A&P and its officers, directors, representatives, counsel, advisors and other agents (collectively, “Agents”), upon reasonable notice and during normal business hours, to inspect, have access to the Facilities and to inspect, have access to and audit all of the Books and Records for the purpose of verifying the items listed in Section 8.2.a(i)-(iv) above. The right of access under this Section 8.2(c) shall include the right to discuss such documentation with C&S’s employees, representatives and outside vendors having knowledge of their contents, and C&S shall instruct all such employees, representatives or third-party vendors to fully cooperate with any request for information made by A&P to such employee, representative or third-party vendor.  The parties agree that A&P shall have the right to maintain an A&P associate on premises at the C&S Facilities during all normal hours of operation for such C&S Facilities, and that such A&P associate shall have access to all operating areas, and all employees, of such C&S Facilities as would permit the reasonable monitoring of Services performed at the C&S Facilities.

(d)
Frequency and Scope. During the Term of this Agreement (but not more frequently than once during any twelve-month period), and for a period of one (1) year thereafter, A&P or A&P’s duly authorized auditor or agent shall have the right at any time to audit and review the Books and Records.  The scope of the audit shall encompass no more than the prior 12-month period, except in the event that the auditor determines reasonably that there is a specifically identified irregularity that requires further inspection, in which case the audit shall be permitted to look back an additional twelve (12) months but solely with respect to the identified irregularity.

(e)
Special Audit Provisions for ****.  As stated above, A&P may audit C&S’s records in order to confirm that **** are all valid, calculated and administered in accordance with the terms and conditions of this Agreement ****

****Confidential material redacted and filed separately with the Securities and Exchange Commission.

****.

(f) Restricted Information.  A&P understands and agrees that, notwithstanding the confidentiality provisions set forth in Section 8.16, if information related to **** is required in order to exercise any audit rights hereunder this Agreement, then such information (the “Restricted Information”) shall at all times be considered highly sensitive and shall be subject to a heightened level of confidentiality and restricted access.  Accordingly, in order for C&S to agree to provide such Restricted Information, A&P agrees that it will allow access to such Restricted Information only to those A&P employees or third party agents who have a need to know such Restricted Information in connection with A&P’s confirmation of **** (each a “Permitted Use”), who have been approved by C&S and who will each individually be required to execute affirmations of the confidentiality obligations stated herein (“Permitted Individuals”).  A&P agrees that other than to the Permitted Individuals, A&P shall not disclose such information to any other person or party.  All such Restricted Information may not be copied or reproduced by A&P in any form, and may only be used pursuant to the Permitted Use.

(g)
Confidentiality.  Any and all information provided to A&P pursuant to this Section 8.2 including, but not limited to any audited financial statements and other financial information, will be subject to the Confidential Information provisions set forth in Section 8.16 below.

(h) Reciprocal Application to A&P.  All of the terms of this Section 8.2 shall have reciprocal application to A&P to the extent necessary to verify A&P’s compliance with its obligations under this Agreement including, but not limited to, Sections 4.5(a)(iii) and 4.7(d) and to permit C&S to audit or validate the assumptions under Section 4.12(c) of this Agreement.

(i)  Deficiencies.  If an audit or review reveals that any amounts to be paid or charged to either Party have been overstated or understated, then the deficient Party shall issue a charge or credit to correct same.  If an audit or review reveals that amounts paid or charged to either Party were overstated or understated by **** or more during the period audited, then the Party required to pay such amount shall reimburse the other Party for all costs and expenses incurred in connection with the audit or review.  The foregoing remedies shall be in addition to any other remedies available to the parties at law or in equity.

8.3	Headings. The division of this Agreement into Articles and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of

****Confidential material redacted and filed separately with the Securities and Exchange Commission.

this Agreement. Unless inconsistent with the context, references in this Agreement to Articles are to Articles of this Agreement.

8.4
Extended Meanings.     In this Agreement words importing the singular number only include the plural and vice versa, words importing the masculine gender include the feminine and neuter genders and vice versa and words importing persons include individuals, partnerships, associations, trusts, unincorporated organizations and corporations.

8.5
Proper Law of Contract; Venue. This Agreement shall be governed by the laws of the State of New York and the laws of The United States of America as applicable in such State. Subject to the last two sentences of Section 8.1 above, any action or proceeding against any of the parties hereto relating in any way to this Agreement or the subject matter hereof shall be brought and enforced exclusively in the federal or state courts of the State of New York.

8.6
Independent Contractor.   It is expressly intended by the Parties hereto and each Party hereby specifically warrants, represents and agrees, that each Party (the “Performing Party” for the purposes of this Article) is an independent contractor having its own established place of business and all persons assisting the Performing Party in the performance of its obligations under this Agreement are and shall be deemed the employees of the Performing Party or under contract to the Performing Party for all purposes, and not of the other Party or any Affiliate of the other Party.  It is further intended and agreed between the Parties that each Party shall have sole control of the manner and means of performing its obligations under this Agreement.  The specific means of accomplishing the purposes of this Agreement shall be left to the discretion of the Performing Party, provided that the purpose of this Agreement is accomplished in a cost-effective manner and otherwise in a manner intended to benefit A&P and C&S.  Each Party agrees that its officers, managers, or other management or supervisory personnel employed by them shall effect such management, direction and control in the sole and complete discretion of such Party.

8.7
Notices. Any demand, notice or other communication to be given in connection with this Agreement shall be in writing and shall be given by personal delivery, by overnight courier, by registered mail or by facsimile or electronic means of communication addressed to the recipient at the address set forth below or to such other address, individual or electronic communication number as may be designated by notice given by either Party to the other.  Any demand, notice or other communication shall be conclusively deemed to have been given (i) on the day of actual delivery if given by personal delivery; (ii) on the next business day if given by overnight courier; (iii) on the third business day following deposit in the mail if given by registered mail; and (iv) on the day of transmittal if given by facsimile or electronic communication during the normal business hours of the recipient and on the next following business day if not given during such hours on any day.

If to C&S:

C&S Wholesale Grocers, Inc.
7 Corporate Drive
Keene, NH 03431

Attn: Richard B. Cohen, Chairman and Chief Executive Officer
Phone: (603) 354-4601
Fax: (603) 354-4692

with a copy to:

General Counsel
Phone: (603) 354-5885
Fax: (603) 354-4694

If to A&P:

The Great Atlantic & Pacific Tea Company, Inc.
2 Paragon Drive
Montvale, NJ 07645
Attention: Sam Martin, President and Chief Executive Officer
Phone:  (201) 571-8770
Fax:  (201) 571-8715

with a copy to:

General Counsel
Phone:  (201) 571-8161
Fax:  (201) 571-8106

8.8
Third Party Agreements.  Neither C&S nor A&P shall enter into any agreement with any Person that would have the effect of impairing any of the other Party’s rights hereunder this Agreement or limiting either Party’s ability to amend this Agreement in accordance with the terms hereof, without the prior written consent of the other Party hereto.

8.9
Continued Provisions.  Notwithstanding any expiration or termination of this Agreement, (i) the indemnification obligation of both Parties as set forth in Article 6; (ii) the obligations of the both Parties upon termination of this Agreement as set forth in Article 7; (iii) the confidentiality and non-solicitation provisions set forth below; (iv) provisions related to C&S’s prepetition claims, including the Liquidated Damages Claim and the Prepetition Rejection Damages Claim, as set forth in Section 1.4 and Article 7 and (v) any other provision which expressly or by its nature is intended to survive termination of this Agreement, shall continue in full force and effect.

8.10	General Representations and Warranties by A&P. A&P represents and warrants to C&S as follows:

(a)
A&P is a corporation duly incorporated and validly existing under the laws of its jurisdiction of incorporation and has all necessary corporate power, authority and capacity to enter into this Agreement and to carry out its obligations under this Agreement, subject to entry of the Bankruptcy Court Orders.  The execution and delivery of this Agreement and the performance of A&P’s obligations under this Agreement have been duly authorized by all necessary corporate action on the part of A&P.

(b)
A&P is not a party to, bound or affected by, or subject to, any indenture, mortgage, lease, agreement, collective bargaining agreement, obligation, instrument, charter or by-law provision, statute, regulation, order, judgment, decree, license, permit or law which would be violated, contravened or breached as a result of the execution and delivery of this Agreement, or the performance by A&P of any of its obligations under this Agreement, taking into account the effect of the United States Bankruptcy Code during the pendency of the Bankruptcy Case.

(c)
A&P is not in breach of any laws that could reasonably be expected to have a material, adverse effect on A&P’s ability to perform its obligations as a whole under this Agreement, taking into account the effect of the United States Bankruptcy Code during the pendency of the Bankruptcy Case.

8.11	General Representations and Warranties by C&S. C&S represents and warrants to A&P as follows:

(a)
C&S is a corporation duly incorporated and validly existing under the laws of its jurisdiction of incorporation and has all necessary corporate power, authority and capacity to enter into this Agreement and to carry out its obligations under this Agreement.  The execution and delivery of this Agreement and the performance of C&S’s obligations under this Agreement have been duly authorized by all necessary corporate action on the part of C&S.

(b)
C&S is not a party to, bound or affected by, or subject to, any indenture, mortgage, lease, agreement, collective agreement, obligation, instrument, charter or by-law provision, statute, regulation, order, judgment, decree, license, permit or law which would be violated, contravened or breached as a result of the execution and delivery of this Agreement, or the performance by C&S of any of its obligations under this Agreement.

(c)
C&S is not in breach of any laws that could reasonably be expected to have a material, adverse effect on C&S’s ability to perform the Services or perform its other obligations under this Agreement, including without limitation and to the extent applicable all laws pertaining to human rights, labor or employment standards, labor relations and employment, protection of personal information, occupational health and safety, workers’ compensation and workplace safety insurance and environmental Laws.

8.12
Entire Agreement.  This Agreement together with all Articles, exhibits and schedules hereto constitutes the entire agreement between the Parties with respect to its subject matter and cancels and supersedes any prior understandings and agreements between the Parties with respect to such subject matter.  There are no representations, warranties, terms, conditions, undertakings or collateral agreements, express, implied or statutory, between the Parties other than as expressly set forth in this Agreement.

8.13
Amendments and Waiver.   No modification of or amendment to this Agreement shall be valid or binding unless in writing and duly executed by both of the Parties and no waiver of any breach of any term or provision of this Agreement shall be effective or binding unless made in writing and signed by the Party purporting to give the same and, unless otherwise provided, shall be limited to the specific breach waived.

8.14
Assignment. Except as provided below, this Agreement may not be assigned, either directly or by operation of law, by either Party without the written consent of the other Party, such consent not to be unreasonably withheld; provided, however, that in the event of any assignment the assignor shall continue to be bound by all obligations under this Agreement as if such assignment had not occurred and shall perform such obligations to the extent that the assignee fails to do so.  This Agreement may be assigned by either Party without the consent of the other Party to an affiliate of the assignor, provided that the affiliate enters into a written agreement with the other Party to be bound by the provisions of this Agreement in all respects and to the same extent as the assignor is bound and provided that the assignor shall continue to be bound by all obligations under this Agreement as if such assignment had not occurred and shall perform such obligations to the extent that the affiliate fails to do so.   Notwithstanding anything to the contrary in the two preceding sentences, A&P may assume and assign this Agreement to a reorganized entity in connection with a Reorganization Plan to the extent legally necessary.

8.15
Non-Solicitation. During the Term of this Agreement and for a period of twelve (12) months following the expiration or termination of this Agreement for any reason whatsoever, A&P shall not, and shall not permit any of its Affiliates to, directly or indirectly, hire, solicit, induce or encourage any person who is a managerial employee or agent employed or engaged by C&S or any of its Affiliates within one (1) year prior to such solicitation, to leave or otherwise cease being employed or engaged by C&S or any of its Affiliates (other than a person whose pay in lieu of notice, termination, and severance payments has been reimbursed pursuant to this Agreement).

8.16
Confidentiality. Each Party shall not, during the Term of this Agreement or at any time thereafter, transmit Confidential Information of the other Party to any third person either in whole or in part;  provided that A&P may share the contents of this Agreement during the pendency of its Bankruptcy Cases with the Official Unsecured Creditors’ Committee and other parties that have signed confidentiality agreement reasonably acceptable to the Parties, with the understanding that neither party shall unreasonably withhold, condition or delay its approval of the form of such confidentiality agreement.  Each Party shall take all reasonable precautions to safeguard the Confidential Information of the other Party from unauthorized disclosure and, at a minimum, shall afford the Confidential Information of the other Party such precautions and safeguards as it affords to its own confidential information of a similar nature.  A&P also agrees to the heightened confidentiality restrictions related to Restricted Information as set forth in Section 8.2(f). “Confidential Information” for purposes of this Agreement shall mean this Agreement and  the terms and conditions hereof and all non-public, confidential or proprietary information of either Party and its clients and customers, including but not limited to information regarding costing, merchandising, procurement, inventory systems, technology, formulations, transportation, warehouse, administrative and other technical and economic data and information, received by the other Party in the course of the negotiation of, or performance of its obligations under, this Agreement.  The above restrictions shall not apply to the extent that Confidential Information comes into the public domain through no fault of the other Party, is received by the other Party from a third party having a bona fide right to disclose such information, or disclosure is required by Law as set forth in subsection (b) below.

(a)
Public Notices. Neither Party shall make any press release or public announcement regarding this Agreement or otherwise publicly disclose any of the terms of this Agreement without the prior written consent of the other Party,  except where required to do so by Law or by the applicable regulations or policies of any Federal, State or other regulatory agency of competent jurisdiction or any stock exchange in circumstances but only after prior consultation with the other Party, and the disclosing Party shall use reasonable best efforts to ensure that all Confidential Information and other information that is required to be disclosed in accordance with Laws will be accorded confidential treatment.

(b)	Requirement to Disclose. Wherever in this Agreement disclosure is permitted if "required by Law",

(i)
the term "Law" shall be deemed to include (A) any applicable statute, regulation or policy of The United States of America or other government, any State or local government or any agency or authority of any of them having jurisdiction over a Party or its business or any stock exchange or self-regulatory organization in the securities industry and (B) any order, demand or subpoena of any such government, agency, authority, exchange or organization or any court of competent jurisdiction; and

(ii)
such disclosure shall be permitted only if, as promptly as practicable after determining that disclosure is required or after receipt of any such order, demand or subpoena, the Party intending to make such disclosure shall notify the other Party of such requirement and the scope of the proposed disclosure and shall simultaneously deliver to the other Party a copy of such order, demand or subpoena or, if there is none, a written opinion of its counsel describing the legal basis upon which such disclosure is required.  The Party intending to make such disclosure shall cooperate with all reasonable requests of the other Party for assistance in preventing or limiting such disclosure.

(iii)	A&P will use its reasonable best efforts to obtain a Bankruptcy Court order authorizing this Agreement to be filed under seal.

(iv)
Each Party may disclose Confidential Information to obtain approval of this Agreement from the Bankruptcy Court, and defend any appeals or take actions in conjunction therewith, provided that (a) any such disclosure is limited to the extent reasonably necessary and is (x) subject to a customary Bankruptcy Court order requiring any recipient of such Confidential Information to maintain it as confidential and otherwise restricting its use and dissemination, including requiring that such Confidential Information be filed under seal or (y) any such recipient shall have previously executed and delivered a confidentiality agreement that conforms with the requirements set forth in Section 8.16, and (b) in the case of any court filing, the Party proposing to file such Confidential Information uses its reasonable best efforts to file such Confidential Information under seal.

8.17
Bankruptcy Court Orders. Subject to the proviso contained in Section 8.16(b)(iv), C&S agrees to cooperate with A&P in providing any information and evidence that may be required to demonstrate to the Bankruptcy Court’s satisfaction (i) that A&P’s execution of and performance under this Agreement is a reasonable exercise of A&P’s business judgment and in the best interests of A&P’s chapter 11 estates, and/or (ii) that this Agreement was the result of a fair process.

8.18	Benefit of the Agreement. This Agreement shall inure to the benefit of and be binding upon C&S, A&P and their respective successors and, to the extent permissible under Section 8.14, assigns.

8.19	Closing Conditions.
The respective obligations of each party hereto to consummate the transactions contemplated by this Agreement shall not become effective and/or binding on any party unless and until each of the conditions set forth below has been satisfied or otherwise waived by both Parties hereto:

(a)
The Bankruptcy Court has entered the Bankruptcy Court Orders, such Bankruptcy Court Orders have become final and non-appealable, and no court order staying, reversing, modifying or amending the Bankruptcy Court Orders shall have been entered or be in effect on the Effective Date; and

8.20	Definitions.

“A&P” is a Maryland corporation with its principal offices located at 2 Paragon Drive in Montvale, New Jersey 07645, together with its current and future subsidiaries and affiliates.

“A&P Event of Default” has the meaning set forth in Section 7.4.

“A&P Stores” has the meaning set forth in Section 4.4.

“A&P Volume” means any volume of Merchandise intended for use or resale at the A&P Stores or otherwise procured or purchased on A&P’s behalf, at A&P’s direction or with any other reference to A&P’s account, business, operations or name.

“Accounts Receivables Deductions” has the meaning set forth in Section 2.6.

“Adjustment Date” has the meaning set forth in Section 2.12 hereof.

“Affiliate” means a corporation or business entity that, directly or indirectly, is controlled by, controls or is under common control, with respect to A&P or C&S, as applicable.

“Agents” has the meaning set forth in Section 8.2(c).

“Agreement” means this Supply, Distribution and Related Services Agreement, including the Articles, Exhibits and Schedules to this Agreement, as it or they may be amended or supplemented from time to time, and the expressions “hereof”, “herein”, “hereto”, “hereunder” and similar expressions refer to this Agreement and not to any particular portion or section of this Agreement;

“All Risk” means losses are covered with respect to all perils unless a peril is specifically excluded under the policy.

“Bankruptcy Cases” has the meaning set forth in the Preamble.

“Bankruptcy Code” has the meaning set forth in the Preamble.

“Bankruptcy Court” has the meaning set forth in the Preamble.

“Bankruptcy Court Orders” has the meaning set forth in Section 1.1.

****.

“Books and Records” has the meaning set forth in Section 8.2(a).

“C&S” is a Vermont corporation with its principal offices located at 7 Corporate Drive, Keene, New Hampshire 03431.

“C&S Event of Default” has the meaning set forth in Section 7.2.

“C&S Facilities” has the meaning set forth in Section 2.3.

“C&S Liquidated Claim” has the meaning set forth in Section 1.4(a).

“Center-Store Products” means grocery, spices, candy, dairy, frozen (mainline), ice cream, ice, and HBC/GM, and supplies.

“Confidential Information” has the meaning set forth in Section 8.16.

“Contract Week” means any period of seven (7) consecutive calendar days commencing on a Sunday and concluding on a Saturday during any Contract Year.

“Contract Quarter” means the thirteen (13) consecutive Contract Weeks, with the first Contract Quarter commencing on the Effective Date.

“Contract Year” means each successive 52-week period commencing with the 52-week beginning on the Effective Date.

“Coupon Report” shall have the meaning set forth in Section 2.7(a).

“CPI” has the meaning set forth in Section 2.12.

**** has the meaning set forth in Section 5.3(a)(ii)(A).

“DSD” has the meaning set forth in Section 4.5(a)(i).

“Effective Date” has the meaning set forth in Section 1.1.

“Effective Date of Termination” has the meaning set forth in Section 7.8(a).

“Estimated Weekly Payment Amount” has the meaning set forth in Section 5.1.

“Event of Insolvency” means that, with respect to any person or entity, such person or entity shall admit in writing its inability to pay its debts generally or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against such person or entity seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of sixty (60) days, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or such person or entity shall take any corporate action to authorize any of the actions set forth above in this definition.

**** has the meaning set forth in Section 7.1.

“Facility Audit Default Notice” has the meaning set forth in Section 7.2(b).

“Final DIP Order” means the Final Order (I) Authorizing Debtors (A) to Obtain Post-Petition Financing Pursuant to 11 U.S.C. §§ 105, 361, 362, 364(c)(1), 364(c)(2), 364(c)(3), 364(d)(1) and 364(e) and (B) to Utilize Cash Collateral Pursuant to 11 U.S.C. § 363 and (II) Granting Adequate Protection to Pre-Petition Secured Parties Pursuant to 11 U.S.C. §§ 361, 362, 363 and 364 [Docket No. 479] entered by the Bankruptcy Court on January 11, 2011 in A&P’s Bankruptcy Cases.

“Fiscal Accounting Period” means periods of four consecutive Contract Weeks beginning with the first of A&P’s fiscal accounting periods next following the Effective Date.  Thirteen (13) Fiscal Accounting Periods comprise each Contract Year.

“Force Majeure” has the meaning set forth in Section 6.4(a).

**** has the meaning set forth in Section 4.14(c).

“Fresh Products” shall include, but not be limited to, ****.

“Housekeeping Audit Checklist” shall be that checklist attached hereto as part of Exhibit “B” and incorporated herewith.

“Interim Agreement” has the meaning set forth in Section 1.2.

“Interim Fixed Warehouse Charge” has the meaning set forth in Section 2.9(b).

“Key Performance Measures” has the meaning set forth in Section 1.3.

**** for purposes of this Agreement.

“Measurement Period” has the meaning set forth in Section 4.13.

“Merchandise” has the meaning set forth in Section 4.1.

**** has the meaning set forth in Section 5.3(a).

“PACA” has the meaning set forth in Section 5.3(a)(i).

“PACA Eligible Merchandise” has the meaning set forth in Section 5.3(a)(i).

“Parties” means C&S together with A&P.

“Partial Termination Notice” has the meaning set forth in Section 7.2(b).

“Penalty Service Level” has the meaning set forth in Section 4.13.

“Performance Standards” has the meaning set forth in Section 1.3.

“Permitted Individuals” has the meaning set forth in Section 8.2(f).

“Permitted Use” has the meaning set forth in Section 8.2(f).

“Performance Standard Default Notice” has the meaning set forth in Section 7.2(c).

“Person” is to be interpreted broadly and includes an individual or group of individuals, an entity or group of entities, a corporation, a partnership, a trust, an unincorporated organization, the government of a country or any political subdivision thereof, or any agency or department of any such government, and the executors, administrators or other legal representatives of an individual in such capacity.

“Prepetition Rejection Damages Claim” shall have the meaning set forth in Section 1.4(b).

“Procurement Services” shall be those services described in Article 4 related to the procurement of Merchandise.

“Purchase Services” shall mean those services described in Article 4 related to the purchase of Merchandise.

“Purchasing Service Level” has the meaning set forth in Section 4.13.

“Purchase Terms” has the meaning set forth in Section 4.7.

****Confidential material redacted and filed separately with the Securities and Exchange Commission.

“Reorganization Plan” means a Chapter 11 plan for A&P and its operating subsidiaries that contemplates A&P's assumption of and continuing performance under the terms of this Agreement following the effective date of such plan and under which the Debtors' operating assets owned as of such date are to remain a going concern, operating enterprise and are not sold in one or more transactions under Section 363(b) of the Bankruptcy Code to one or more third-party retailers in lieu of a reorganization.

“Reorganization Plan Effective Date” means the date of substantial consummation (as used in Section1127 of the Bankruptcy Code) of a Reorganization Plan.

“Restricted Information” has the meaning set forth in Section 8.2(f).

****.

“Service Specifications” shall mean the standard operating procedures to be followed by the Parties in connection with the performance of the Services, which are annexed to this Agreement as Exhibit “B” and incorporated and made a part hereof.

“Services” means Warehousing Services, the Transportation Services, the Purchase Services and Procurement Services allocated to C&S under Article 4 hereof.

“Special Termination Event” shall have the meaning set forth in Section 7.6.

“Targeted Service Level” has the meaning set forth in Section 4.13.

“Term” has the meaning set forth in Section 7.1.

**** has the meaning set forth in Section 7.8(e)(i).

****.

“Transportation Laws” has the meaning set forth in Section 3.5.

“Transportation Services” has the meaning set forth in Section 3.1.

“Warehousing Services” has the meaning set forth in Section 2.1.

**** has the meaning set forth in Section 7.8(c)(iv).

“Weekly Actual Amount” has the meaning set forth in Section 5.1.

“Weekly Estimate” has the meaning set forth in Section 5.1.

“Weekly Statement” has the meaning set forth in Section 5.1.

****Confidential material redacted and filed separately with the Securities and Exchange Commission.

EXHIBIT “A” – List of C&S Facilities;  List of A&P Stores by Shipping Origin
EXHIBIT “B” – Services Specifications
EXHIBIT “C” – Key Performance Measures

SCHEDULE 2.7(b) – Reclamation Terms and Conditions
SCHEDULE 2.9 –Interim Fixed Warehouse Charge
SCHEDULE 3.12 – Fuel Surcharge Calculation
SCHEDULE 3.14 – Transportation Assumptions and Parameters

[Remainder of page intentionally left blank]

[Signature Page to follow]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

THE GREAT ATLANTIC AND                                                                                     C&S WHOLESALE GROCERS, INC.
PACIFIC TEA COMPANY, INC.

By:____/s/ Samuel Martin_________                                                                          By:______/s/ Richard Cohen________
Name:           Samuel Martin                                                                               Name:                      Richard B. Cohen
Title:	President and Chief Executive Officer	Title:	Chairman and Chief Executive Officer

EXHIBIT “A”

LIST OF C&S FACILITIES;  LIST OF A&P STORES BY SHIPPING ORIGIN

*****

****Confidential material redacted and filed separately with the Securities and Exchange Commission.

EXHIBIT “B” – SERVICES SPECIFICATIONS

*****

****Confidential material redacted and filed separately with the Securities and Exchange Commission.

EXHIBIT “C” – KEY PERFORMANCE MEASURES

Service Level and Audit Addendum

This section outlines the required KPI reporting, claims and audit processes.

Reporting Process:

A Daily Scorecard will be provided to A&P by Noon EST each business day. The Daily Scorecard will include all daily KPIs by facility for each of the last seven days, including target and trend information for each KPI.

A Weekly Scorecard will be provided to A&P by Noon EST each Monday (except in the case of holidays in which case the Weekly Scorecard will be provided on the next business day) for the seven days ending the immediately preceding Sunday. The Weekly Scorecard will include all KPIs by facility for each of the last eight weeks, and will include target and trend information for each KPI.

In addition to the daily and weekly scorecards, period, quarterly, and yearly reporting of all KPIs will be provided. Period reporting should include data, target and trend information for the prior four periods. Quarterly reporting should include data, target and trend information for the prior four quarters. All KPIs will be formally reviewed at the end of each reporting period. Any KPI that falls below the applicable acceptable threshold for the period will require ****.

Claims/Credit Process:

At time of delivery, an authorized store employee and the driver will sign the delivery receipt to indicate the number of pallet positions delivered. Both the driver and the store are jointly responsible for signing the delivery receipt.

If the trailer seal is missing, broken or incorrect, or if the pallet count does not agree with the number of pallets to be delivered according to the manifest, at the store’s discretion, the driver will participate in an immediate count of the load. The driver will participate in a call to C&S Customer Service, and record the necessary information. Claims for missing pallets in connection with drop trailers must be submitted to C&S within **** of delivery.

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****Confidential material redacted and filed separately with the Securities and Exchange Commission.

The store claims and complaints “help desk” tracking system (Help Desk HP Service
Center) will continue to be maintained by A&P for all store comments.  ****.

**** can be immediately called into the Help Desk to authorize driver return of the goods.

****:

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**** may be called in for credit and will be excluded ****.

All claims will be tracked by type and reported to A&P on a weekly basis. All claims must be acknowledged within **** of receipt by C&S Customer Service.  ****.

****:

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****	****	****	****	****
****	****	****	****	****
****	****	****	****	****
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****	****	****	****	****
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****	****	****	****	****
****	****	****	****	****

****Confidential material redacted and filed separately with the Securities and Exchange Commission.

Per the chart above, if the Service Level for any single category within any single DC falls below the punitive results threshold for a single week and remains below the punitive results threshold for an additional week, ****.  Punitive results will be measured at the product category level.

Service level should be tracked and reported in **** distinct categories for each product classification outlined above:

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A delivery will be considered on time ****.  For all other deliveries, a delivery will be considered on time ****.  C&S and A&P will work together to adjust delivery windows to the extent necessary ****.  C&S will provide A&P with reasonable notice of any changes to delivery windows.  ****.

KPIs:	Definition and/or Calculation:

KPI	Daily	Weekly	Target Results

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****Confidential material redacted and filed separately with the Securities and Exchange Commission.

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****Confidential material redacted and filed separately with the Securities and Exchange Commission.

SCHEDULE 2.7(b)

Terms and Conditions – Reclamation

The Parties agree that C&S will be the exclusive Reclamation Services provider for A&P with respect to the A&P Stores, in accordance with the terms and conditions set forth in this Exhibit 2.7(b). A&P will not contract with any other third party for the performance of Reclamation Services as set forth herein, nor will A&P perform such services for its own account.

Applicable Merchandise

A&P will process all damaged or unsaleable Merchandise (including all private label products) through C&S’s reclamation program. ****, then A&P shall process any **** discontinued or swell vendor products through C&S’s reclamation program.

A&P will package all non-perishable damaged and unsaleable Merchandise from the A&P Stores in banana boxes and C&S and will pick up such product on a regular basis. For perishable Merchandise, Merchandise requiring refrigeration such as ****.

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****Confidential material redacted and filed separately with the Securities and Exchange Commission.

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**** processed through C&S’s reclamation program ****.

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****, to the extent it is of acceptable quality and condition.  C&S shall be responsible for ****.

****Confidential material redacted and filed separately with the Securities and Exchange Commission.

SCHEDULE 2.9

Interim Fixed Warehouse Charge

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****Confidential material redacted and filed separately with the Securities and Exchange Commission.

SCHEDULE 3.12

Fuel Surcharge Calculation

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****Confidential material redacted and filed separately with the Securities and Exchange Commission.

SCHEDULE 3.14

Transportation Assumptions and Parameters

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****Confidential material redacted and filed separately with the Securities and Exchange Commission.